Exhibit 99.2
EARNINGS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

JPMORGAN CHASE & CO. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2-3
Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Summary	7

Business Detail
Line of Business Financial Highlights — Managed Basis	8
Investment Bank	9-12
Retail Financial Services	13-19
Card Services & Auto	20-22
Commercial Banking	23-24
Treasury & Securities Services	25-26
Asset Management	27-31
Corporate/Private Equity	32-33

Credit-Related Information	34-39

Market Risk-Related Information	40

Supplemental Detail
Capital and Other Selected Balance Sheet Items	41
Mortgage Loan Repurchase Liability	42
Per Share-Related Information	43

Non-GAAP Financial Measures	44

Glossary of Terms	45-48

Memo: Business Segment Reorganization Summary	49

JPMORGAN CHASE & CO. CONSOLIDATED FINANCIAL HIGHLIGHTS (in millions, except per share and ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q11 Change				2011 Change
	3Q11		2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
SELECTED INCOME STATEMENT DATA
Reported Basis
Total net revenue	$23,763		$26,779	$25,221	$26,098	$23,824	(11)%	—%	$75,763	$76,596	(1)%
Total noninterest expense	15,534		16,842	15,995	16,043	14,398	(8)	8	48,371	45,153	7
Pre-provision profit	8,229		9,937	9,226	10,055	9,426	(17)	(13)	27,392	31,443	(13)
Provision for credit losses	2,411		1,810	1,169	3,043	3,223	33	(25)	5,390	13,596	(60)
NET INCOME	4,262		5,431	5,555	4,831	4,418	(22)	(4)	15,248	12,539	22

Managed Basis (a)
Total net revenue	24,368		27,410	25,791	26,722	24,335	(11)	—	77,569	78,120	(1)
Total noninterest expense	15,534		16,842	15,995	16,043	14,398	(8)	8	48,371	45,153	7
Pre-provision profit	8,834		10,568	9,796	10,679	9,937	(16)	(11)	29,198	32,967	(11)
Provision for credit losses	2,411		1,810	1,169	3,043	3,223	33	(25)	5,390	13,596	(60)
NET INCOME	4,262		5,431	5,555	4,831	4,418	(22)	(4)	15,248	12,539	22

PER COMMON SHARE DATA
Basic earnings	1.02		1.28	1.29	1.13	1.02	(20)	—	3.60	2.86	26
Diluted earnings	1.02		1.27	1.28	1.12	1.01	(20)	1	3.57	2.84	26

Cash dividends declared (b)	0.25		0.25	0.25	0.05	0.05	—	400	0.75	0.15	400
Book value	45.93		44.77	43.34	43.04	42.29	3	9	45.93	42.29	9

Closing share price (c)	30.12		40.94	46.10	42.42	38.06	(26)	(21)	30.12	38.06	(21)
Market capitalization	114,422		160,083	183,783	165,875	149,418	(29)	(23)	114,422	149,418	(23)

COMMON SHARES OUTSTANDING
Average: Basic	3,859.6		3,958.4	3,981.6	3,917.0	3,954.3	(2)	(2)	3,933.2	3,969.4	(1)
Diluted	3,872.2		3,983.2	4,014.1	3,935.2	3,971.9	(3)	(3)	3,956.5	3,990.7	(1)
Common shares at period-end	3,798.9		3,910.2	3,986.6	3,910.3	3,925.8	(3)	(3)	3,798.9	3,925.8	(3)

FINANCIAL RATIOS (d)
Return on common equity (“ROE”)	9%		12%	13%	11%	10%			11%	10%
Return on tangible common equity (“ROTCE”) (e)	13		17	18	16	15			16	15
Return on assets (“ROA”)	0.76		0.99	1.07	0.92	0.86			0.94	0.82

CAPITAL RATIOS
Tier 1 capital ratio	12.1	(g)	12.4	12.3	12.1	11.9
Total capital ratio	15.3	(g)	15.7	15.6	15.5	15.4
Tier 1 common capital ratio (f)	9.9	(g)	10.1	10.0	9.8	9.5

(a)	For further discussion of managed basis, see Reconciliation from Reported to Managed Summary on page 7.

(b)	On March 18, 2011, the Board of Directors increased the Firm’s quarterly common stock dividend from $0.05 to $0.25 per share.

(c)	Share prices shown for JPMorgan Chase’s common stock are from the New York Stock Exchange. JPMorgan Chase’s common stock is also listed and traded on the London Stock Exchange and the Tokyo Stock Exchange.

(d)	Ratios are based upon annualized amounts.

(e)	ROTCE, a non-GAAP financial ratio, measures the Firm’s earnings as a percentage of tangible common equity. In management’s view, this measure is meaningful to the Firm, as well as analysts and investors in assessing the Firm’s use of equity and in facilitating comparisons with competitors. For further discussion, see page 44.

(f)	Tier 1 common capital ratio is Tier 1 common capital divided by risk-weighted assets. The Firm uses Tier 1 common capital along with the other capital measures to assess and monitor its capital position. For further discussion of Tier 1 common capital ratio, see page 44.

(g)	Estimated.

JPMORGAN CHASE & CO. CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio and headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
SELECTED BALANCE SHEET DATA (Period-end)
Total assets	$2,289,240	$2,246,764	$2,198,161	$2,117,605	$2,141,595	2%	7%	$2,289,240	$2,141,595	7%
Wholesale loans	259,483	248,823	236,007	227,633	220,597	4	18	259,483	220,597	18
Consumer, excluding credit card loans	310,235	315,390	321,186	327,618	333,498	(2)	(7)	310,235	333,498	(7)
Credit card loans	127,135	125,523	128,803	137,676	136,436	1	(7)	127,135	136,436	(7)
Deposits	1,092,708	1,048,685	995,829	930,369	903,138	4	21	1,092,708	903,138	21
Common stockholders’ equity	174,487	175,079	172,798	168,306	166,030	—	5	174,487	166,030	5
Total stockholders’ equity	182,287	182,879	180,598	176,106	173,830	—	5	182,287	173,830	5

Deposits-to-loans ratio	157%	152%	145%	134%	131%			157%	131%

Headcount	256,663	250,095	242,929	239,831	236,810	3	8	256,663	236,810	8

LINE OF BUSINESS NET INCOME/(LOSS)
Investment Bank	$1,636	$2,057	$2,370	$1,501	$1,286	(20)	27	$6,063	$5,138	18
Retail Financial Services	1,161	383	(399)	459	716	203	62	1,145	1,269	(10)
Card Services & Auto	849	1,110	1,534	1,548	926	(24)	(8)	3,493	1,324	164
Commercial Banking	571	607	546	530	471	(6)	21	1,724	1,554	11
Treasury & Securities Services	305	333	316	257	251	(8)	22	954	822	16
Asset Management	385	439	466	507	420	(12)	(8)	1,290	1,203	7
Corporate/Private Equity	(645)	502	722	29	348	NM	NM	579	1,229	(53)

NET INCOME	$4,262	$5,431	$5,555	$4,831	$4,418	(22)	(4)	$15,248	$12,539	22

JPMORGAN CHASE & CO. STATEMENTS OF INCOME (in millions, except per share and ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q11 Change				2011 Change
	3Q11		2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
REVENUE
Investment banking fees	$1,052		$1,933	$1,793	$1,832	$1,476	(46)%	(29)%	$4,778	$4,358	10%
Principal transactions	1,370		3,140	4,745	1,915	2,341	(56)	(41)	9,255	8,979	3
Lending- and deposit-related fees	1,643		1,649	1,546	1,545	1,563	—	5	4,838	4,795	1
Asset management, administration and commissions	3,448		3,703	3,606	3,697	3,188	(7)	8	10,757	9,802	10
Securities gains	607		837	102	1,253	102	(27)	495	1,546	1,712	(10)
Mortgage fees and related income	1,380		1,103	(487)	1,617	707	25	95	1,996	2,253	(11)
Credit card income	1,666		1,696	1,437	1,558	1,477	(2)	13	4,799	4,333	11
Other income	780		882	574	579	468	(12)	67	2,236	1,465	53

Noninterest revenue	11,946		14,943	13,316	13,996	11,322	(20)	6	40,205	37,697	7
Interest income	15,160		15,632	15,447	15,612	15,606	(3)	(3)	46,239	48,170	(4)
Interest expense	3,343		3,796	3,542	3,510	3,104	(12)	8	10,681	9,271	15

Net interest income	11,817		11,836	11,905	12,102	12,502	—	(5)	35,558	38,899	(9)

TOTAL NET REVENUE	23,763		26,779	25,221	26,098	23,824	(11)	—	75,763	76,596	(1)
Provision for credit losses	2,411		1,810	1,169	3,043	3,223	33	(25)	5,390	13,596	(60)
NONINTEREST EXPENSE
Compensation expense	6,908		7,569	8,263	6,571	6,661	(9)	4	22,740	21,553	6
Occupancy expense	935		935	978	1,045	884	—	6	2,848	2,636	8
Technology, communications and equipment expense	1,248		1,217	1,200	1,198	1,184	3	5	3,665	3,486	5
Professional and outside services	1,860		1,866	1,735	1,789	1,718	—	8	5,461	4,978	10
Marketing	926		744	659	584	651	24	42	2,329	1,862	25
Other expense	3,445		4,299	2,943	4,616	3,082	(20)	12	10,687	9,942	7
Amortization of intangibles	212		212	217	240	218	—	(3)	641	696	(8)

TOTAL NONINTEREST EXPENSE	15,534		16,842	15,995	16,043	14,398	(8)	8	48,371	45,153	7

Income before income tax expense	5,818		8,127	8,057	7,012	6,203	(28)	(6)	22,002	17,847	23
Income tax expense	1,556		2,696	2,502	2,181	1,785	(42)	(13)	6,754	5,308	27

NET INCOME	$4,262		$5,431	$5,555	$4,831	$4,418	(22)	(4)	$15,248	$12,539	22

PER COMMON SHARE DATA
Basic earnings	$1.02		$1.28	$1.29	$1.13	$1.02	(20)	—	$3.60	$2.86	26
Diluted earnings	1.02		1.27	1.28	1.12	1.01	(20)	1	3.57	2.84	26

FINANCIAL RATIOS
Return on equity (a)	9%		12%	13%	11%	10%			11%	10%
Return on tangible common equity (a)(b)	13		17	18	16	15			16	15
Return on assets (a)	0.76		0.99	1.07	0.92	0.86			0.94	0.82
Effective income tax rate	27	(c)	33	31	31	29			31	30
Overhead ratio	65		63	63	61	60			64	59

(a)	Ratios are based upon annualized amounts.

(b)	ROTCE, a non-GAAP financial ratio, measures the Firm’s earnings as a percentage of tangible common equity. In management’s view, this measure is meaningful to the Firm, as well as analysts and investors in assessing the Firm’s use of equity and in facilitating comparisons with competitors. For further discussion, see page 44.

(c)	The decrease in the effective tax rate in the third quarter of 2011 was primarily the result of lower reported pretax book income, as well as changes in the proportion of income subject to U.S. federal and state and local taxes.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)

						September 30, 2011
						Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2011	2011	2011	2010	2010	2011	2010
ASSETS
Cash and due from banks	$56,766	$30,466	$23,469	$27,567	$23,960	86%	137%
Deposits with banks	128,877	169,880	80,842	21,673	31,077	(24)	315
Federal funds sold and securities purchased under resale agreements	248,042	213,362	217,356	222,554	235,390	16	5
Securities borrowed	131,561	121,493	119,000	123,587	127,365	8	3
Trading assets:
Debt and equity instruments	352,678	381,339	422,404	409,411	378,222	(8)	(7)
Derivative receivables	108,853	77,383	78,744	80,481	97,293	41	12
Securities	339,349	324,741	334,800	316,336	340,168	4	—
Loans	696,853	689,736	685,996	692,927	690,531	1	1
Less: Allowance for loan losses	28,350	28,520	29,750	32,266	34,161	(1)	(17)

Loans, net of allowance for loan losses	668,503	661,216	656,246	660,661	656,370	1	2
Accrued interest and accounts receivable	72,080	80,292	79,236	70,147	63,224	(10)	14
Premises and equipment	13,812	13,679	13,422	13,355	11,316	1	22
Goodwill	48,180	48,882	48,856	48,854	48,736	(1)	(1)
Mortgage servicing rights	7,833	12,243	13,093	13,649	10,305	(36)	(24)
Other intangible assets	3,396	3,679	3,857	4,039	3,982	(8)	(15)
Other assets	109,310	108,109	106,836	105,291	114,187	1	(4)

TOTAL ASSETS	$2,289,240	$2,246,764	$2,198,161	$2,117,605	$2,141,595	2	7

LIABILITIES
Deposits	$1,092,708	$1,048,685	$995,829	$930,369	$903,138	4	21
Federal funds purchased and securities loaned or sold under repurchase agreements	238,585	254,124	285,444	276,644	314,161	(6)	(24)
Commercial paper	51,073	51,160	46,022	35,363	38,611	—	32
Other borrowed funds (a)	29,318	30,208	36,704	34,325	35,736	(3)	(18)
Trading liabilities:
Debt and equity instruments	76,592	84,865	80,031	76,947	82,919	(10)	(8)
Derivative payables	79,249	63,668	61,362	69,219	74,902	24	6
Accounts payable and other liabilities	199,769	184,490	171,638	170,330	169,365	8	18
Beneficial interests issued by consolidated VIEs	65,971	67,457	70,917	77,649	77,438	(2)	(15)
Long-term debt (a)	273,688	279,228	269,616	270,653	271,495	(2)	1

TOTAL LIABILITIES	2,106,953	2,063,885	2,017,563	1,941,499	1,967,765	2	7

STOCKHOLDERS’ EQUITY
Preferred stock	7,800	7,800	7,800	7,800	7,800	—	—
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Capital surplus	95,078	95,061	94,660	97,415	96,938	—	(2)
Retained earnings	85,726	82,612	78,342	73,998	69,531	4	23
Accumulated other comprehensive income	1,964	1,638	712	1,001	3,096	20	(37)
Shares held in RSU Trust, at cost	(53)	(53)	(53)	(53)	(68)	—	22
Treasury stock, at cost	(12,333)	(8,284)	(4,968)	(8,160)	(7,572)	(49)	(63)

TOTAL STOCKHOLDERS’ EQUITY	182,287	182,879	180,598	176,106	173,830	—	5

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,289,240	$2,246,764	$2,198,161	$2,117,605	$2,141,595	2	7

(a)	Effective January 1, 2011, the long-term portion of advances from Federal Home Loan Banks (“FHLBs”) was reclassified from other borrowed funds to long-term debt. Prior periods have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q11 Change					2011 Change
AVERAGE BALANCES	3Q11	2Q11	1Q11	4Q10	3Q10		2Q11	3Q10	2011	2010		2010
ASSETS
Deposits with banks	$116,062	$75,801	$37,155	$29,213	$38,747		53%	200%	$76,628	$53,811		42%
Federal funds sold and securities purchased under resale agreements	211,884	202,036	202,481	201,489	192,099		5	10	205,501	183,983		12
Securities borrowed	131,615	124,806	114,589	119,973	121,302		5	9	123,732	116,554		6
Trading assets — debt instruments	257,950	285,104	275,512	273,929	251,790		(10)	2	272,791	248,484		10
Securities	331,330	342,248	318,936	328,126	327,798		(3)	1	330,884	330,853		—
Loans	692,794	686,111	688,133	690,529	693,791		1	—	689,030	707,924		(3)
Other assets (a)	42,760	48,716	49,887	42,583	36,912		(12)	16	47,095	33,108		42

Total interest-earning assets	1,784,395	1,764,822	1,686,693	1,685,842	1,662,439		1	7	1,745,661	1,674,717		4
Trading assets — equity instruments	119,890	137,611	141,951	122,827	96,200		(13)	25	133,070	91,697		45
Trading assets — derivative receivables	96,612	82,860	85,437	87,569	92,857		17	4	88,344	83,702		6
All other noninterest-earning assets	229,650	207,250	190,371	192,906	189,617		11	21	209,234	191,040		10

TOTAL ASSETS	$2,230,547	$2,192,543	$2,104,452	$2,089,144	$2,041,113		2	9	$2,176,309	$2,041,156		7

LIABILITIES
Interest-bearing deposits	$740,901	$732,766	$700,921	$669,346	$659,027		1	12	$725,009	$668,403		8
Federal funds purchased and securities loaned or sold under repurchase agreements	235,438	281,843	278,250	287,493	281,171		(16)	(16)	265,020	275,607		(4)
Commercial paper	47,027	41,682	36,838	34,507	34,523		13	36	41,886	36,503		15
Trading liabilities — debt, short-term and other liabilities (b)(c)	215,064	212,878	193,814	196,840	188,010		1	14	207,330	182,424		14
Beneficial interests issued by consolidated VIEs	66,545	69,399	72,932	78,114	83,928		(4)	(21)	69,602	90,654		(23)
Long-term debt (c)	279,235	273,934	269,156	273,066	267,556		2	4	274,145	273,077		—

Total interest-bearing liabilities	1,584,210	1,612,502	1,551,911	1,539,366	1,514,215		(2)	5	1,582,992	1,526,668		4
Noninterest-bearing deposits	297,610	247,137	229,461	225,966	213,700		20	39	258,319	207,846		24
Trading liabilities — equity instruments	1,948	3,289	7,872	7,166	6,560		(41)	(70)	4,348	5,838		(26)
Trading liabilities — derivative payables	75,828	66,009	71,288	71,727	69,350		15	9	71,058	63,688		12
All other noninterest-bearing liabilities	88,697	81,729	66,705	70,307	65,335		9	36	79,125	69,281		14

TOTAL LIABILITIES	2,048,293	2,010,666	1,927,237	1,914,532	1,869,160		2	10	1,995,842	1,873,321		7

Preferred stock	7,800	7,800	7,800	7,800	7,991		—	(2)	7,800	8,098		(4)
Common stockholders’ equity	174,454	174,077	169,415	166,812	163,962		—	6	172,667	159,737		8

TOTAL STOCKHOLDERS’ EQUITY	182,254	181,877	177,215	174,612	171,953		—	6	180,467	167,835		8

TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY	$2,230,547	$2,192,543	$2,104,452	$2,089,144	$2,041,113		2	9	$2,176,309	$2,041,156		7

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with banks	0.63%	0.76%	1.11%	1.02%	0.85%				0.75%	0.67%
Federal funds sold and securities purchased under resale agreements	1.28	1.20	1.09	1.05	0.92				1.19	0.91
Securities borrowed	0.05	0.10	0.17	0.16	0.22				0.10	0.15
Trading assets — debt instruments	4.32	4.23	4.31	4.29	4.37				4.28	4.39
Securities	2.66	3.10	2.89	2.44	2.67				2.88	3.12
Loans	5.28	5.36	5.62	5.71	5.71				5.42	5.77
Other assets (a)	1.47	1.30	1.20	1.54	1.57				1.32	1.52
Total interest-earning assets	3.40	3.58	3.74	3.70	3.75				3.57	3.87

INTEREST — BEARING LIABILITIES
Interest-bearing deposits	0.53	0.61	0.53	0.50	0.51				0.56	0.51
Federal funds purchased and securities loaned or sold under repurchase agreements	0.18	0.29	0.17	0.12	(0.28	) (d)			0.22	(0.14	)(d)
Commercial paper	0.16	0.19	0.21	0.21	0.20				0.19	0.19
Trading liabilities — debt, short-term and other liabilities (b)(c)	1.05	1.26	1.43	1.57	1.27				1.24	1.25
Beneficial interests issued by consolidated VIEs	1.05	1.17	1.19	1.13	1.36				1.14	1.36
Long-term debt (c)	2.10	2.31	2.39	2.25	2.30				2.27	2.10
Total interest-bearing liabilities	0.84	0.94	0.93	0.90	0.81				0.90	0.81

INTEREST RATE SPREAD	2.56%	2.64%	2.81%	2.80%	2.94%				2.67%	3.06%
NET YIELD ON INTEREST — EARNING ASSETS	2.66%	2.72%	2.89%	2.88%	3.01%				2.75%	3.13%

(a)	Includes margin loans.

(b)	Includes brokerage customer payables.

(c)	Effective January 1, 2011, the long-term portion of the advances from FHLBs was reclassified from other borrowed funds, which is included in short-term and other liabilities, to long-term debt. Prior periods have been revised to conform with the current presentation.

(d)	Reflects a benefit from the favorable market environments for dollar-roll financings.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED SUMMARY
(in millions)
     The Firm prepares its consolidated financial statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year to year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on page 44.
     The following summary table provides a reconciliation from the Firm’s reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
OTHER INCOME
Other income — reported	$780	$882	$574	$579	$468	(12)%	67%	$2,236	$1,465	53%
Fully tax-equivalent adjustments	472	510	451	503	415	(7)	14	1,433	1,242	15

Other income — managed	$1,252	$1,392	$1,025	$1,082	$883	(10)	42	$3,669	$2,707	36

TOTAL NONINTEREST REVENUE
Total noninterest revenue — reported	$11,946	$14,943	$13,316	$13,996	$11,322	(20)	6	$40,205	$37,697	7
Fully tax-equivalent adjustments	472	510	451	503	415	(7)	14	1,433	1,242	15

Total noninterest revenue — managed	$12,418	$15,453	$13,767	$14,499	$11,737	(20)	6	$41,638	$38,939	7

NET INTEREST INCOME
Net interest income — reported	$11,817	$11,836	$11,905	$12,102	$12,502	—	(5)	$35,558	$38,899	(9)
Fully tax-equivalent adjustments	133	121	119	121	96	10	39	373	282	32

Net interest income — managed	$11,950	$11,957	$12,024	$12,223	$12,598	—	(5)	$35,931	$39,181	(8)

TOTAL NET REVENUE
Total net revenue — reported	$23,763	$26,779	$25,221	$26,098	$23,824	(11)	—	$75,763	$76,596	(1)
Fully tax-equivalent adjustments	605	631	570	624	511	(4)	18	1,806	1,524	19

Total net revenue — managed	$24,368	$27,410	$25,791	$26,722	$24,335	(11)	—	$77,569	$78,120	(1)

PRE-PROVISION PROFIT
Total pre-provision profit — reported	$8,229	$9,937	$9,226	$10,055	$9,426	(17)	(13)	$27,392	$31,443	(13)
Fully tax-equivalent adjustments	605	631	570	624	511	(4)	18	1,806	1,524	19

Total pre-provision profit — managed	$8,834	$10,568	$9,796	$10,679	$9,937	(16)	(11)	$29,198	$32,967	(11)

INCOME TAX EXPENSE
Income tax expense — reported	$1,556	$2,696	$2,502	$2,181	$1,785	(42)	(13)	$6,754	$5,308	27
Fully tax-equivalent adjustments	605	631	570	624	511	(4)	18	1,806	1,524	19

Income tax expense — managed	$2,161	$3,327	$3,072	$2,805	$2,296	(35)	(6)	$8,560	$6,832	25

JPMORGAN CHASE & CO.
LINE OF BUSINESS FINANCIAL HIGHLIGHTS — MANAGED BASIS (a)
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
TOTAL NET REVENUE (FTE)
Investment Bank (b)	$6,369	$7,314	$8,233	$6,213	$5,353	(13)%	19%	$21,916	$20,004	10%
Retail Financial Services	7,535	7,142	5,466	7,699	6,814	6	11	20,143	20,748	(3)
Card Services & Auto	4,775	4,761	4,791	5,072	5,085	—	(6)	14,327	15,400	(7)
Commercial Banking	1,588	1,627	1,516	1,611	1,527	(2)	4	4,731	4,429	7
Treasury & Securities Services	1,908	1,932	1,840	1,913	1,831	(1)	4	5,680	5,468	4
Asset Management	2,316	2,537	2,406	2,613	2,172	(9)	7	7,259	6,371	14
Corporate/Private Equity (b)	(123)	2,097	1,539	1,601	1,553	NM	NM	3,513	5,700	(38)

TOTAL NET REVENUE	$24,368	$27,410	$25,791	$26,722	$24,335	(11)	—	$77,569	$78,120	(1)

TOTAL PRE-PROVISION PROFIT
Investment Bank (b)	$2,570	$2,982	$3,217	$2,012	$1,649	(14)	56	$8,769	$6,940	26
Retail Financial Services	2,970	1,871	566	3,228	2,644	59	12	5,407	8,736	(38)
Card Services & Auto	2,660	2,773	2,874	3,205	3,293	(4)	(19)	8,307	10,089	(18)
Commercial Banking	1,015	1,064	953	1,053	967	(5)	5	3,032	2,788	9
Treasury & Securities Services	438	479	463	443	421	(9)	4	1,380	1,334	3
Asset Management	520	743	746	836	684	(30)	(24)	2,009	2,036	(1)
Corporate/Private Equity (b)	(1,339)	656	977	(98)	279	NM	NM	294	1,044	(72)

TOTAL PRE-PROVISION PROFIT	$8,834	$10,568	$9,796	$10,679	$9,937	(16)	(11)	$29,198	$32,967	(11)

NET INCOME/(LOSS)
Investment Bank	$1,636	$2,057	$2,370	$1,501	$1,286	(20)	27	$6,063	$5,138	18
Retail Financial Services	1,161	383	(399)	459	716	203	62	1,145	1,269	(10)
Card Services & Auto	849	1,110	1,534	1,548	926	(24)	(8)	3,493	1,324	164
Commercial Banking	571	607	546	530	471	(6)	21	1,724	1,554	11
Treasury & Securities Services	305	333	316	257	251	(8)	22	954	822	16
Asset Management	385	439	466	507	420	(12)	(8)	1,290	1,203	7
Corporate/Private Equity	(645)	502	722	29	348	NM	NM	579	1,229	(53)

TOTAL NET INCOME	$4,262	$5,431	$5,555	$4,831	$4,418	(22)	(4)	$15,248	$12,539	22

AVERAGE EQUITY (c)
Investment Bank	$40,000	$40,000	$40,000	$40,000	$40,000	—	—	$40,000	$40,000	—
Retail Financial Services	25,000	25,000	25,000	24,600	24,600	—	2	25,000	24,600	2
Card Services & Auto	16,000	16,000	16,000	18,400	18,400	—	(13)	16,000	18,400	(13)
Commercial Banking	8,000	8,000	8,000	8,000	8,000	—	—	8,000	8,000	—
Treasury & Securities Services	7,000	7,000	7,000	6,500	6,500	—	8	7,000	6,500	8
Asset Management	6,500	6,500	6,500	6,500	6,500	—	—	6,500	6,500	—
Corporate/Private Equity	71,954	71,577	66,915	62,812	59,962	1	20	70,167	55,737	26

TOTAL AVERAGE EQUITY	$174,454	$174,077	$169,415	$166,812	$163,962	—	6	$172,667	$159,737	8

RETURN ON EQUITY (c)
Investment Bank	16%	21%	24%	15%	13%			20%	17%
Retail Financial Services	18	6	(6)	7	12			6	7
Card Services & Auto	21	28	39	33	20			29	10
Commercial Banking	28	30	28	26	23			29	26
Treasury & Securities Services	17	19	18	16	15			18	17
Asset Management	24	27	29	31	26			27	25
JPMORGAN CHASE	9	12	13	11	10			11	10

(a)	Commencing July 1, 2011, the Firm’s business segments have been reorganized as follows: (1) Auto and Student Lending transferred from the current Retail Financial Services (“RFS”) reportable/operating segment and is now reported with Card Services & Auto (“Card”) in a single reportable/operating segment, and (2) RFS continues as a reportable/operating segment, organized in two components: Consumer & Business Banking (formerly Retail Banking) and Mortgage Banking (including Mortgage Production and Servicing, and Real Estate Portfolios). All prior period disclosures have been revised to conform with the current period presentation. For further details on the reorganization, see page 49.

(b)	Corporate/Private Equity includes an adjustment to offset Investment Bank’s (“IB”) inclusion of a credit allocation income/(expense) to Treasury & Securities Services (“TSS”) in total net revenue; TSS reports the credit allocation as a separate line on its income statement (not within total net revenue).

(c)	Equity for a line of business represents the amount the Firm believes the business would require if it were operating independently, incorporating sufficient capital to address regulatory capital requirements (including Basel III Tier 1 common capital requirements), economic risk measures, and capital levels for similarly rated peers. Capital is also allocated to each line of business for, among other things, goodwill and other intangibles associated with acquisitions effected by the line of business. ROE is measured and internal targets for expected returns are established as key measures of a business segment’s performance. Effective January 1, 2011, capital allocated to Card was reduced by $2.4 billion, to $16.0 billion, largely reflecting portfolio runoff and the improving risk profile of the business; capital allocated to TSS was increased by $500 million, to $7.0 billion, reflecting growth in the underlying business. The Firm continues to assess the level of capital required for each line of business, as well as the assumptions and methodologies used to allocate capital to the business segments, and further refinements may be implemented in future periods.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
INCOME STATEMENT
REVENUE
Investment banking fees	$1,039	$1,922	$1,779	$1,833	$1,502	(46)%	(31)%	$4,740	$4,353	9%
Principal transactions	2,253	2,309	3,398	1,289	1,129	(2)	100	7,960	7,165	11
Lending- and deposit-related fees	210	218	214	209	205	(4)	2	642	610	5
Asset management, administration and commissions	563	548	619	652	565	3	—	1,730	1,761	(2)
All other income (a)	228	236	166	185	61	(3)	274	630	196	221

Noninterest revenue	4,293	5,233	6,176	4,168	3,462	(18)	24	15,702	14,085	11
Net interest income	2,076	2,081	2,057	2,045	1,891	—	10	6,214	5,919	5

TOTAL NET REVENUE (b)	6,369	7,314	8,233	6,213	5,353	(13)	19	21,916	20,004	10

Provision for credit losses	54	(183)	(429)	(271)	(142)	NM	NM	(558)	(929)	40

NONINTEREST EXPENSE
Compensation expense	1,850	2,564	3,294	1,845	2,031	(28)	(9)	7,708	7,882	(2)
Noncompensation expense	1,949	1,768	1,722	2,356	1,673	10	16	5,439	5,182	5

TOTAL NONINTEREST EXPENSE	3,799	4,332	5,016	4,201	3,704	(12)	3	13,147	13,064	1

Income before income tax expense	2,516	3,165	3,646	2,283	1,791	(21)	40	9,327	7,869	19
Income tax expense	880	1,108	1,276	782	505	(21)	74	3,264	2,731	20

NET INCOME	$1,636	$2,057	$2,370	$1,501	$1,286	(20)	27	$6,063	$5,138	18

FINANCIAL RATIOS
ROE	16%	21%	24%	15%	13%			20%	17%
ROA	0.81	0.98	1.18	0.75	0.68			0.99	0.97
Overhead ratio	60	59	61	68	69			60	65
Compensation expense as a percent of total net revenue	29	35	40	30	38			35	39 (f)

REVENUE BY BUSINESS
Investment banking fees:
Advisory	$365	$601	$429	$424	$385	(39)	(5)	$1,395	$1,045	33
Equity underwriting	178	455	379	489	333	(61)	(47)	1,012	1,100	(8)
Debt underwriting	496	866	971	920	784	(43)	(37)	2,333	2,208	6

Total investment banking fees	1,039	1,922	1,779	1,833	1,502	(46)	(31)	4,740	4,353	9
Fixed income markets (c)	3,328	4,280	5,238	2,875	3,123	(22)	7	12,846	12,150	6
Equity markets (d)	1,424	1,223	1,406	1,128	1,135	16	25	4,053	3,635	11
Credit portfolio (a)(e)	578	(111)	(190)	377	(407)	NM	NM	277	(134)	NM

Total net revenue	$6,369	$7,314	$8,233	$6,213	$5,353	(13)	19	$21,916	$20,004	10

(a)	IB manages traditional credit exposures related to Global Corporate Bank (“GCB”) on behalf of IB and TSS. Effective January 1, 2011, IB and TSS share the economics related to the Firm’s GCB clients. IB recognizes this sharing agreement within all other income. The prior-year periods reflected the reimbursement from TSS for a portion of the total costs of managing the credit portfolio on behalf of TSS.

(b)	Total net revenue included tax-equivalent adjustments, predominantly due to income tax credits related to affordable housing and alternative energy investments, as well as tax-exempt income from municipal bond investments of $440 million, $493 million, $438 million, $475 million and $390 million for the three months ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively, and $1.4 billion and $1.2 billion for the nine months ended September 30, 2011 and 2010, respectively.

(c)	Fixed income markets primarily include revenue related to market-making across global fixed income markets, including foreign exchange, interest rate, credit and commodities markets.

(d)	Equities markets primarily include revenue related to market-making across global equity products, including cash instruments, derivatives, convertibles and Prime Services.

(e)	Credit portfolio revenue includes net interest income, fees and loan sale activity, as well as gains or losses on securities received as part of a loan restructuring, for IB’s credit portfolio. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities.

(f)	The compensation expense as a percentage of total net revenue ratio for the nine months ended September 30, 2010, excluding the payroll tax expense related to the U.K. Bank Payroll Tax on certain compensation awarded from December 9, 2009 to April 5, 2010 to relevant banking employees, which is a non-GAAP financial measure, was 37%. IB excludes this tax from the ratio because it enables comparability between periods.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
SELECTED BALANCE SHEET DATA (period-end)
Loans:
Loans retained (a)	$58,163	$56,107	$52,712	$53,145	$51,299	4%	13%	$58,163	$51,299	13%
Loans held-for-sale and loans at fair value	2,311	3,466	5,070	3,746	2,252	(33)	3	2,311	2,252	3

Total loans	60,474	59,573	57,782	56,891	53,551	2	13	60,474	53,551	13
Equity	40,000	40,000	40,000	40,000	40,000	—	—	40,000	40,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$803,667	$841,355	$815,828	$792,703	$746,926	(4)	8	$820,239	$711,277	15
Trading assets — debt and equity instruments	329,984	374,694	368,956	346,990	300,517	(12)	10	357,735	293,605	22
Trading assets — derivative receivables	79,044	69,346	67,462	72,491	76,530	14	3	71,993	69,547	4
Loans:
Loans retained (a)	57,265	54,590	53,370	52,502	53,331	5	7	55,089	55,042	—
Loans held-for-sale and loans at fair value	2,431	4,154	3,835	3,504	2,678	(41)	(9)	3,468	3,118	11

Total loans	59,696	58,744	57,205	56,006	56,009	2	7	58,557	58,160	1
Adjusted assets (b)	597,513	628,475	611,038	587,307	539,459	(5)	11	612,292	524,658	17
Equity	40,000	40,000	40,000	40,000	40,000	—	—	40,000	40,000	—

Headcount	26,615	27,716	26,494	26,314	26,373	(4)	1	26,615	26,373	1

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(168)	$7	$123	$(23)	$33	NM	NM	$(38)	$758	NM
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)(c)	1,274	1,494	2,388	3,159	2,025	(15)	(37)	1,274	2,025	(37)
Nonaccrual loans held-for-sale and loans at fair value	150	193	259	460	361	(22)	(58)	150	361	(58)

Total nonaccrual loans	1,424	1,687	2,647	3,619	2,386	(16)	(40)	1,424	2,386	(40)

Derivative receivables	7	18	21	34	255	(61)	(97)	7	255	(97)
Assets acquired in loan satisfactions	77	83	73	117	148	(7)	(48)	77	148	(48)

Total nonperforming assets	1,508	1,788	2,741	3,770	2,789	(16)	(46)	1,508	2,789	(46)
Allowance for credit losses:
Allowance for loan losses	1,337	1,178	1,330	1,863	1,976	13	(32)	1,337	1,976	(32)
Allowance for lending-related commitments	444	383	424	447	570	16	(22)	444	570	(22)

Total allowance for credit losses	1,781	1,561	1,754	2,310	2,546	14	(30)	1,781	2,546	(30)

Net charge-off/(recovery) rate (a)(d)	(1.16)%	0.05%	0.93%	(0.17)%	0.25%			(0.09)%	1.84%
Allow. for loan losses to period-end loans retained (a)(d)	2.30	2.10	2.52	3.51	3.85			2.30	3.85
Allow. for loan losses to nonaccrual loans retained (a)(c)(d)	105	79	56	59	98			105	98
Nonaccrual loans to total period-end loans	2.35	2.83	4.58	6.36	4.46			2.35	4.46

(a)	Loans retained included credit portfolio loans, leveraged leases and other accrual loans, and excluded loans held-for-sale and loans at fair value.

(b)	Adjusted assets, a non-GAAP financial measure, is presented to assist the reader in comparing IB’s asset and capital levels with those of other investment banks in the securities industry. For further discussion of adjusted assets, see page 44.

(c)	Allowance for loan losses of $320 million, $377 million, $567 million, $1.1 billion and $603 million were held against these nonaccrual loans at September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively.

(d)	Loans held-for-sale and loans at fair value were excluded when calculating the allowance coverage ratio and net charge-off/(recovery) rate.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio and rankings data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
MARKET RISK — AVERAGE TRADING AND CREDIT
PORTFOLIO VAR - 95% CONFIDENCE LEVEL
Trading activities:
Fixed income	$48	$45	$49	$53	$72	7%	(33)%	$47	$68	(31)%
Foreign exchange	10	9	11	10	9	11	11	10	11	(9)
Equities	19	25	29	23	21	(24)	(10)	24	22	9
Commodities and other	15	16	13	14	13	(6)	15	15	16	(6)
Diversification (a)	(39)	(37)	(38)	(38)	(38)	(5)	(3)	(38)	(43)	12

Total trading VaR (b)	53	58	64	62	77	(9)	(31)	58	74	(22)

Credit portfolio VaR (c)	38	27	26	26	30	41	27	30	25	20
Diversification (a)	(21)	(8)	(7)	(10)	(8)	(163)	(163)	(11)	(9)	(22)

Total trading and credit portfolio VaR	$70	$77	$83	$78	$99	(9)	(29)	$77	$90	(14)

	NINE MONTHS ENDED SEPTEMBER 30, 2011		FULL YEAR 2010
MARKET SHARES AND RANKINGS (d)	Market Share	Rankings	Market Share	Rankings
Global investment banking fees (e)	8.4%	#1	7.6%	#1
Debt, equity and equity-related
Global	6.8	1	7.2	1
U.S.	11.2	1	11.1	1
Syndicated loans
Global	11.3	1	8.5	2
U.S.	21.6	1	19.1	2
Long-term debt (f)
Global	6.8	1	7.2	2
U.S.	11.2	1	10.9	2
Equity and equity-related
Global (g)	7.0	4	7.3	3
U.S.	12.3	1	13.1	2
Announced M&A (h)
Global	22.4	2	16.2	4
U.S.	34.0	1	22.2	3

(a)	Average value-at-risk (“ VaR”) was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is therefore usually less than the sum of the risks of the positions themselves.

(b)	Trading VaR includes substantially all trading activities in IB, including the credit spread sensitivities of certain mortgage products and syndicated lending facilities that the Firm intends to distribute; however, particular risk parameters of certain products are not fully captured, for example, correlation risk. Trading VaR does not include the debit valuation adjustments (“DVA”) taken on derivative and structured liabilities to reflect the credit quality of the Firm.

(c)	Credit portfolio VaR includes the derivative credit valuation adjustments (“CVA”), hedges of the CVA and mark-to-market (“MTM”) hedges of the retained loan portfolio, which are all reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not MTM.

(d)	Source: Dealogic. Global Investment Banking fees reflects the ranking of fees and market share. Remainder of rankings reflects transaction volume rank and market share.

(e)	Global IB fees exclude money market, short-term debt and shelf deals.

(f)	Long-term debt tables include investment-grade, high-yield, supranationals, sovereigns, agencies, covered bonds, asset-backed securities and mortgage-backed securities; and exclude money market, short-term debt, and U.S. municipal securities.

(g)	Equity and equity-related rankings include rights offerings and Chinese A-Shares.

(h)	Global announced M&A is based on transaction value at announcement; all other rankings are based on transaction proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%. M&A for the nine months ended September 30, 2011 and full year 2010 reflects the removal of any withdrawn transactions. U.S. announced M&A represents any U.S. involvement ranking.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
INTERNATIONAL METRICS
Total net revenue: (a)
Asia/Pacific	$948	$762	$1,122	$927	$993	24%	(5)%	$2,832	$2,882	(2)%
Latin America/Caribbean	175	337	327	172	167	(48)	5	839	725	16
Europe/Middle East/Africa	1,995	2,478	2,592	1,423	1,538	(19)	30	7,065	5,957	19
North America	3,251	3,737	4,192	3,691	2,655	(13)	22	11,180	10,440	7

Total net revenue	$6,369	$7,314	$8,233	$6,213	$5,353	(13)	19	$21,916	$20,004	10

Loans (period-end): (b)
Asia/Pacific	$6,892	$6,211	$5,472	$5,924	$5,595	11	23	$6,892	$5,595	23
Latin America/Caribbean	3,222	2,633	2,190	2,200	1,545	22	109	3,222	1,545	109
Europe/Middle East/Africa	15,361	15,370	14,059	13,961	12,781	—	20	15,361	12,781	20
North America	32,688	31,893	30,991	31,060	31,378	2	4	32,688	31,378	4

Total loans	$58,163	$56,107	$52,712	$53,145	$51,299	4	13	$58,163	$51,299	13

(a)	Regional revenues are based primarily on the domicile of the client and/or location of the trading desk.

(b)	Includes retained loans based on the domicile of the customer. Excludes loans held-for-sale and loans at fair value.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$833	$813	$736	$728	$743	2%	12%	$2,382	$2,333	2%
Asset management, administration and commissions	513	499	485	454	441	3	16	1,497	1,322	13
Mortgage fees and related income	1,380	1,100	(489)	1,609	705	25	96	1,991	2,246	(11)
Credit card income	611	572	537	524	502	7	22	1,720	1,431	20
Other income	136	131	111	128	143	4	(5)	378	452	(16)

Noninterest revenue	3,473	3,115	1,380	3,443	2,534	11	37	7,968	7,784	2
Net interest income	4,062	4,027	4,086	4,256	4,280	1	(5)	12,175	12,964	(6)

TOTAL NET REVENUE (a)	7,535	7,142	5,466	7,699	6,814	6	11	20,143	20,748	(3)

Provision for credit losses	1,027	994	1,199	2,418	1,397	3	(26)	3,220	6,501	(50)

NONINTEREST EXPENSE
Compensation expense	2,101	1,937	1,876	1,816	1,825	8	15	5,914	5,256	13
Noncompensation expense	2,404	3,274	2,964	2,587	2,276	(27)	6	8,642	6,548	32
Amortization of intangibles	60	60	60	68	69	—	(13)	180	208	(13)

TOTAL NONINTEREST EXPENSE	4,565	5,271	4,900	4,471	4,170	(13)	9	14,736	12,012	23

Income/(loss) before income tax expense/(benefit)	1,943	877	(633)	810	1,247	122	56	2,187	2,235	(2)
Income tax expense/(benefit)	782	494	(234)	351	531	58	47	1,042	966	8

NET INCOME/(LOSS)	$1,161	$383	$(399)	$459	$716	203	62	$1,145	$1,269	(10)

FINANCIAL RATIOS
ROE	18%	6%	(6)%	7%	12%			6%	7%
Overhead ratio	61	74	90	58	61			73	58
Overhead ratio excluding core deposit intangibles (b)	60	73	89	57	60			72	57

SELECTED BALANCE SHEET DATA (period-end)
Assets	$276,799	$283,753	$289,336	$299,950	$300,913	(2)	(8)	$276,799	$300,913	(8)
Loans:
Loans retained	235,572	241,127	247,128	253,904	260,647	(2)	(10)	235,572	260,647	(10)
Loans held-for-sale and loans at fair value (c)	13,153	13,558	12,234	14,863	13,032	(3)	1	13,153	13,032	1

Total loans	248,725	254,685	259,362	268,767	273,679	(2)	(9)	248,725	273,679	(9)
Deposits	388,735	378,371	379,605	369,925	363,295	3	7	388,735	363,295	7
Equity	25,000	25,000	25,000	24,600	24,600	—	2	25,000	24,600	2

SELECTED BALANCE SHEET DATA (average)
Assets	283,443	287,235	297,938	307,040	309,523	(1)	(8)	289,486	316,407	(9)
Loans:
Loans retained	238,273	244,030	250,443	257,500	264,467	(2)	(10)	244,204	272,744	(10)
Loans held-for-sale and loans at fair value (c)	16,608	14,613	17,519	18,877	15,571	14	7	16,243	14,222	14

Total loans	254,881	258,643	267,962	276,377	280,038	(1)	(9)	260,447	286,966	(9)
Deposits	382,202	378,932	371,787	367,032	361,668	1	6	377,678	359,669	5
Equity	25,000	25,000	25,000	24,600	24,600	—	2	25,000	24,600	2

Headcount	128,992	122,728	118,547	116,882	114,440	5	13	128,992	114,440	13

(a)	Total net revenue included tax-equivalent adjustments associated with tax-exempt loans to municipalities and other qualified entities of $2 million, $1 million, $2 million, zero and $2 million for the three months ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively, and $5 million and $8 million for the nine months ended September 30, 2011 and 2010, respectively.

(b)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would therefore result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Consumer & Business Banking’s CDI amortization expense related to prior business combination transactions of $60 million, $60 million, $60 million, $68 million and $69 million for the three months ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively, and $180 million and $208 million for the nine months ended September 30, 2011 and 2010, respectively.

(c)	Loans at fair value consist of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets. These loans totaled $13.0 billion, $13.3 billion, $12.0 billion, $14.7 billion and $12.6 billion at September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively. Average balances of these loans totaled $16.5 billion, $14.5 billion, $17.4 billion, $18.7 billion and $15.3 billion for the three months ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively, and $16.1 billion and $14.0 billion for the nine months ended September 30, 2011 and 2010, respectively.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$1,027	$1,069	$1,199	$1,970	$1,397	(4)%	(26)%	$3,295	$5,251	(37)%
Nonaccrual loans:
Nonaccrual loans retained	7,579	8,088	8,278	8,568	9,601	(6)	(21)	7,579	9,601	(21)
Nonaccrual loans held-for-sale and loans at fair value	132	142	150	145	166	(7)	(20)	132	166	(20)

Total nonaccrual loans (a)(b)(c)	7,711	8,230	8,428	8,713	9,767	(6)	(21)	7,711	9,767	(21)
Nonperforming assets (a)(b)(c)	8,576	9,175	9,632	9,999	11,155	(7)	(23)	8,576	11,155	(23)
Allowance for loan losses	15,479	15,479	15,554	15,554	15,106	—	2	15,479	15,106	2

Net charge-off rate (d)	1.71%	1.76%	1.94%	3.04%	2.10%			1.80%	2.57%
Net charge-off rate excluding purchased credit-impaired
(“PCI”) loans (d)(e)	2.39	2.46	2.72	4.25	2.94			2.53	3.61
Allowance for loan losses to ending loans retained (d)	6.57	6.42	6.29	6.13	5.80			6.57	5.80
Allowance for loan losses to ending loans retained excluding PCI loans (d)(e)	6.26	6.12	6.02	5.86	6.61			6.26	6.61
Allowance for loan losses to nonaccrual loans retained (a)(d)(e)	139	130	128	124	128			139	128
Nonaccrual loans to total loans	3.10	3.23	3.25	3.24	3.57			3.10	3.57
Nonaccrual loans to total loans excluding PCI loans (a)	4.25	4.43	4.47	4.45	4.91			4.25	4.91

(a)	Excludes PCI loans that were acquired as part of the Washington Mutual transaction, which are accounted for on a pool basis. Since each pool is accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows, the past-due status of the pools, or that of the individual loans within the pools, is not meaningful. Because the Firm is recognizing interest income on each pool of loans, they are all considered to be performing.

(b)	Certain of these loans are classified as trading assets on the Consolidated Balance Sheets.

(c)	At September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $9.5 billion, $9.1 billion, $8.8 billion, $9.4 billion and $9.2 billion, respectively, that are 90 or more days past due; and (2) real estate owned insured by U.S. government agencies of $2.4 billion, $2.4 billion, $2.3 billion, $1.9 billion and $1.7 billion, respectively. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(d)	Loans held-for-sale and loans accounted for at fair value were excluded when calculating the allowance coverage ratio and the net charge-off rate.

(e)	Excludes the impact of PCI loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. An allowance for loan losses of $4.9 billion, $4.9 billion, $4.9 billion, $4.9 billion and $2.8 billion was recorded for these loans at September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively, which was also excluded from the applicable ratios. To date, no charge-offs have been recorded for these loans.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
CONSUMER & BUSINESS BANKING
Noninterest revenue	$1,952	$1,889	$1,757	$1,716	$1,692	3%	15%	$5,598	$5,128	9%
Net interest income	2,730	2,706	2,659	2,693	2,744	1	(1)	8,095	8,191	(1)

Total net revenue	4,682	4,595	4,416	4,409	4,436	2	6	13,693	13,319	3
Provision for credit losses	126	42	119	69	173	200	(27)	287	561	(49)
Noninterest expense	2,842	2,713	2,799	2,676	2,798	5	2	8,354	8,041	4

Income before income tax expense	1,714	1,840	1,498	1,664	1,465	(7)	17	5,052	4,717	7

Net income	$1,023	$1,098	$893	$952	$839	(7)	22	$3,014	$2,700	12

Overhead ratio	61%	59%	63%	61%	63%			61%	60%
Overhead ratio excluding core deposit intangibles (a)	59	58	62	59	62			60	59

BUSINESS METRICS (in billions, except where otherwise noted)
Business banking origination volume (in millions)	$1,440	$1,573	$1,425	$1,435	$1,126	(8)	28	$4,438	$3,253	36
End-of-period loans	17.3	17.1	17.0	16.8	16.6	1	4	17.3	16.6	4
End-of-period deposits:
Checking	142.1	136.3	137.5	131.7	124.2	4	14	142.1	124.2	14
Savings	186.7	182.1	180.3	170.6	166.4	3	12	186.7	166.4	12
Time and other	39.0	42.0	44.0	46.0	48.9	(7)	(20)	39.0	48.9	(20)

Total end-of-period deposits	367.8	360.4	361.8	348.3	339.5	2	8	367.8	339.5	8
Average loans	17.2	17.1	16.9	16.6	16.6	1	4	17.0	17.0	—
Average deposits:
Checking	137.0	136.6	132.0	126.6	123.5	—	11	135.2	122.4	10
Savings	184.6	180.9	175.1	168.7	166.2	2	11	180.2	165.3	9
Time and other	40.6	43.0	45.0	47.5	49.9	(6)	(19)	42.9	52.4	(18)

Total average deposits	362.2	360.5	352.1	342.8	339.6	—	7	358.3	340.1	5
Deposit margin	2.82%	2.83%	2.88%	2.96%	3.04%			2.85%	3.01%
Average assets	$30.1	$29.0	$29.4	$29.1	$28.5	4	6	$29.5	$29.4	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	126	117	119	169	173	8	(27)	362	561	(35)
Net charge-off rate	2.91%	2.74%	2.86%	4.04%	4.13%			2.85%	4.41%
Nonperforming assets	$773	$784	$822	$846	$913	(1)	(15)	$773	$913	(15)

RETAIL BRANCH BUSINESS METRICS
Investment sales volume	5,102	6,334	6,584	6,069	5,798	(19)	(12)	18,020	17,510	3
Client investment assets	132,255	140,285	138,150	133,114	127,743	(6)	4	132,255	127,743	4
% managed accounts	23%	23%	22%	20%	18%			23%	18%

Number of:
Branches	5,396	5,340	5,292	5,268	5,192	1	4	5,396	5,192	4
Chase Private Client branch locations	139	16	16	16	16	NM	NM	139	16	NM
ATMs	16,708	16,443	16,265	16,145	15,815	2	6	16,708	15,815	6
Personal bankers	24,205	23,308	21,875	21,715	21,438	4	13	24,205	21,438	13
Sales specialists	7,891	7,630	7,336	7,196	7,123	3	11	7,891	7,123	11
Active online customers (in thousands)	18,372	18,085	18,318	17,744	17,167	2	7	18,372	17,167	7
Active mobile customers (in thousands)	7,266	6,608	6,048	5,354	4,600	10	58	7,266	4,600	58
Chase Private Clients	11,711	5,807	4,829	4,242	3,890	102	201	11,711	3,890	201
Checking accounts (in thousands)	26,541	26,266	26,622	27,252	27,014	1	(2)	26,541	27,014	(2)

(a)	Consumer & Business Banking uses the overhead ratio (excluding the amortization of CDI), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would therefore result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Consumer & Business Banking’s CDI amortization expense related to prior business combination transactions of $60 million, $60 million, $60 million, $68 million and $69 million for the three months ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively, and $180 million and $208 million for the nine months ended September 30, 2011 and 2010, respectively.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
MORTGAGE PRODUCTION AND SERVICING
Mortgage fees and related income	$1,380	$1,100	$(489)	$1,609	$705	25%	96%	$1,991	$2,246	(11)%
Other noninterest revenue	118	106	104	108	116	11	2	328	305	8
Net interest income	204	124	271	244	232	65	(12)	599	660	(9)

Total net revenue	1,702	1,330	(114)	1,961	1,053	28	62	2,918	3,211	(9)
Provision for credit losses	2	(2)	4	12	27	NM	(93)	4	46	(91)
Noninterest expense	1,360	2,187	1,746	1,382	982	(38)	38	5,293	2,757	92

Income/(loss) before income tax expense/(benefit)	340	(855)	(1,864)	567	44	NM	NM	(2,379)	408	NM

Net income/(loss)	$205	$(649)	$(1,130)	$330	$25	NM	NM	$(1,574)	$239	NM

Overhead ratio	80%	164%	NM %	70%	93%			181%	86%

FUNCTIONAL RESULTS
Production
Production-related revenue, excl. repurchase losses	$1,304	$966	$897	$1,338	$1,448	35	(10)	$3,167	$2,971	7
Production expense	497	457	424	436	434	9	15	1,378	1,177	17

Income, excluding repurchase losses	807	509	473	902	1,014	59	(20)	1,789	1,794	—
Repurchase losses	(314)	(223)	(420)	(349)	(1,464)	(41)	79	(957)	(2,563)	63

Income/(loss) before income tax expense/(benefit)	493	286	53	553	(450)	72	NM	832	(769)	NM
Servicing
Servicing-related revenue	1,154	1,040	1,208	1,237	1,282	11	(10)	3,402	3,771	(10)
MSR asset amortization	(457)	(478)	(563)	(555)	(604)	4	24	(1,498)	(1,829)	18
Servicing expense	866	1,728	1,326	958	574	(50)	51	3,920	1,626

Income/(loss), excluding MSR risk management	(169)	(1,166)	(681)	(276)	104	86	NM	(2,016)	316	NM
MSR risk management (a)	16	25	(1,236)	290	390	(36)	(96)	(1,195)	861	NM

Income/(loss) before income tax expense/(benefit)	(153)	(1,141)	(1,917)	14	494	87	NM	(3,211)	1,177	NM

Net Income/(loss)	$205	$(649)	$(1,130)	$330	$25	NM	NM	$(1,574)	$239	NM

SELECTED BALANCE SHEET DATA (in billions)
End-of-period loans:
Prime mortgage, including option ARMs (b)(c)	$14.8	$14.3	$14.1	$14.2	$13.8	3	7	$14.8	$13.8	7
Loans held-for-sale and loans at fair value (d)	13.2	13.6	12.2	14.9	13.0	(3)	2	13.2	13.0	2
Average loans:
Prime mortgage, including option ARMs (b)(e)	14.4	14.1	14.0	13.9	13.6	2	6	14.2	13.3	7
Loans held-for-sale and loans at fair value (d)	16.6	14.6	17.5	18.9	15.6	14	6	16.2	14.2	14
Average assets	59.7	58.1	61.4	62.7	58.5	3	2	59.7	56.1	6
Repurchase reserve (ending)	3.2	3.2	3.2	3.0	3.0	—	7	3.2	3.0	7

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries):
Prime mortgage, including option ARMs	2	(2)	4	12	10	NM	(80)	4	29	(86)
Net charge-off/(recovery) rate:
Prime mortgage, including option ARMs (e)	0.06%	(0.06)%	0.12%	0.35%	0.30%			0.04%	0.30%
30+ day delinquency rate (c)(f)	3.35	3.30	3.21	3.44	3.40			3.35	3.40
Nonperforming assets (g)	$691	$662	$658	$729	$786	4	(12)	$691	$786	(12)

(a)	MSR risk management predominantly includes (a) changes in the MSR asset fair value due to changes in market interest rates and other modeled inputs and assumptions, and (b) changes in the value of the derivatives used to hedge the MSR asset. For the nine months ended September 30, 2011, the Firm recognized a loss of $6.3 billion due to a decrease in the fair value of the MSR asset, which included $1.1 billion related to revised cost to service assumptions incorporated in the MSR valuation in the first quarter of 2011. The remaining loss of $5.2 billion is predominantly the result of a decrease in interest rates. Offsetting this loss, the Firm recognized a $5.1 billion gain on the derivatives used to hedge the MSR asset during the nine months ended September 30, 2011.

(b)	Predominantly represents prime loans repurchased from Government National Mortgage Association (“Ginnie Mae”) pools, which are insured by U.S. government agencies.

(c)	End-of-period loans owned includes loans held-for-sale of $131 million, $221 million, $188 million, $154 million and $428 million at September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively. No allowance for loan losses was recorded for these loans. These amounts are excluded when calculating the 30+ day delinquency rate.

(d)	Loans at fair value consist of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets. These loans totaled $13.0 billion, $13.3 billion, $12.0 billion, $14.7 billion and $12.6 billion at September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively. Average balances of these loans totaled $16.5 billion, $14.5 billion, $17.4 billion, $18.7 billion and $15.3 billion for the three months ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively, and $16.1 billion and $14.0 billion for the nine months ended September 30, 2011 and 2010, respectively.

(e)	Average loans owned includes loans held-for-sale of $108 million, $76 million, $133 million, $185 million and $226 million for the three months ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively, and $105 million and $210 million for the nine months ended September 30, 2011 and 2010. No allowance for loan losses was recorded for these loans. These amounts are excluded when calculating the net charge-off rate.

(f)	Excludes mortgage loans insured by U.S. government agencies of $10.5 billion, $10.1 billion, $9.5 billion, $10.3 billion and $10.2 billion at September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively, that are 30 or more days past due. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(g)	At September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $9.5 billion, $9.1 billion, $8.8 billion, $9.4 billion and $9.2 billion, respectively, that are 90 or more days past due; and (2) real estate owned insured by U.S. government agencies of $2.4 billion, $2.4 billion, $2.3 billion, $1.9 billion and $1.7 billion, respectively. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in billions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
MORTGAGE PRODUCTION AND SERVICING (continued)
BUSINESS METRICS
Origination volume by channel
Retail	$22.4	$20.7	$21.0	$22.9	$19.2	8%	17%	$64.1	$45.9	40%
Wholesale (a)	0.1	0.1	0.2	0.3	0.2	—	(50)	0.4	1.0	(60)
Correspondent (a)	13.4	10.3	13.5	25.5	19.1	30	(30)	37.2	49.8	(25)
CNT (negotiated transactions)	0.9	2.9	1.5	2.1	2.4	(69)	(63)	5.3	8.1	(35)

Total origination volume	36.8	34.0	36.2	50.8	40.9	8	(10)	107.0	104.8	2

Application volume by channel
Retail	37.7	33.6	31.3	32.4	34.6	12	9	102.6	82.7	24
Wholesale (a)	0.2	0.3	0.3	0.4	0.6	(33)	(67)	0.8	2.0	(60)
Correspondent (a)	20.2	14.9	13.6	24.9	30.7	36	(34)	48.7	72.4	(33)

Total application volume	58.1	48.8	45.2	57.7	65.9	19	(12)	152.1	157.1	(3)

Third-party mortgage loans serviced (ending)	924.5	940.8	955.0	967.5	1,012.7	(2)	(9)	924.5	1,012.7	(9)
Third-party mortgage loans serviced (average)	931.4	947.0	958.7	981.7	1,028.6	(2)	(9)	945.7	1,056.3	(10)
MSR net carrying value (ending) (b)	7.8	12.2	13.1	13.6	10.3	(36)	(24)	7.8	10.3	(24)
Ratio of MSR net carrying value (ending) to third-party mortgage loans serviced (ending)	0.84%	1.30%	1.37%	1.41%	1.02%			0.84%	1.02%
Ratio of annualized loan servicing revenue to third-party mortgage loans serviced (average)	0.44	0.43	0.45	0.46	0.44			0.44	0.44
MSR revenue multiple (c)	1.91x	3.02x	3.04x	3.07x	2.32x			1.91x	2.32x

(a)	Includes rural housing loans sourced through brokers and correspondents, which are underwritten under Rural Housing Authority.

(b)	The fair value of the MSR asset decreased $5.8 billion during the nine months ended September 30, 2011, which included $1.1 billion related to revised cost to service assumptions incorporated in the MSR valuation in the first quarter of 2011. The remaining $4.7 billion decline in the MSR fair value represents a $5.2 billion loss, predominantly due to a decrease in interest rates, partially offset by new capitalization, net of amortization. The $5.2 billion loss was offset by $5.1 billion of gains on the derivatives used to hedge the MSR asset; these derivatives are recorded separately from the MSR asset.

(c)	Represents the ratio of MSR net carrying value (ending) to third-party mortgage loans serviced (ending) divided by the ratio of annualized loan servicing revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
REAL ESTATE PORTFOLIOS
Noninterest revenue	$23	$20	$8	$10	$21	15%	10%	$51	$105	(51)%
Net interest income	1,128	1,197	1,156	1,319	1,304	(6)	(13)	3,481	4,113	(15)

Total net revenue	1,151	1,217	1,164	1,329	1,325	(5)	(13)	3,532	4,218	(16)
Provision for credit losses	899	954	1,076	2,337	1,197	(6)	(25)	2,929	5,894	(50)
Noninterest expense	363	371	355	413	390	(2)	(7)	1,089	1,214	(10)

Income/(loss) before income tax expense/(benefit)	(111)	(108)	(267)	(1,421)	(262)	(3)	58	(486)	(2,890)	83

Net income/(loss)	$(67)	$(66)	$(162)	$(823)	$(148)	(2)	55	$(295)	$(1,670)	82

Overhead ratio	32%	30%	30%	31%	29%			31%	29%

BUSINESS METRICS (in billions)
LOANS EXCLUDING PCI LOANS (a)
End-of-period loans owned:
Home equity	$80.3	$82.7	$85.3	$88.4	$91.7	(3)	(12)	$80.3	$91.7	(12)
Prime mortgage, including option ARMs	45.5	47.0	48.5	49.8	51.3	(3)	(11)	45.5	51.3	(11)
Subprime mortgage	10.0	10.4	10.8	11.3	12.0	(4)	(17)	10.0	12.0	(17)
Other	0.7	0.8	0.8	0.8	0.9	(13)	(22)	0.7	0.9	(22)

Total end-of-period loans owned	$136.5	$140.9	$145.4	$150.3	$155.9	(3)	(12)	$136.5	$155.9	(12)
Average loans owned:
Home equity	$81.6	$84.0	$86.9	$90.2	$93.3	(3)	(13)	$84.1	$96.4	(13)
Prime mortgage, including option ARMs	46.2	47.6	49.3	50.7	52.2	(3)	(11)	47.7	54.3	(12)
Subprime mortgage	10.3	10.7	11.1	11.8	12.3	(4)	(16)	10.7	13.0	(18)
Other	0.7	0.8	0.8	0.9	1.0	(13)	(30)	0.8	1.0	(20)

Total average loans owned	$138.8	$143.1	$148.1	$153.6	$158.8	(3)	(13)	$143.3	$164.7	(13)
PCI LOANS (a)
End-of-period loans owned:
Home equity	$23.1	$23.5	$24.0	$24.5	$25.0	(2)	(8)	$23.1	$25.0	(8)
Prime mortgage	15.6	16.2	16.7	17.3	17.9	(4)	(13)	15.6	17.9	(13)
Subprime mortgage	5.1	5.2	5.3	5.4	5.5	(2)	(7)	5.1	5.5	(7)
Option ARMs	23.3	24.1	24.8	25.6	26.4	(3)	(12)	23.3	26.4	(12)

Total end-of-period loans owned	$67.1	$69.0	$70.8	$72.8	$74.8	(3)	(10)	$67.1	$74.8	(10)
Average loans owned:
Home equity	$23.3	$23.7	$24.2	$24.7	$25.2	(2)	(8)	$23.7	$25.7	(8)
Prime mortgage	15.9	16.5	17.0	17.6	18.2	(4)	(13)	16.5	18.8	(12)
Subprime mortgage	5.1	5.2	5.3	5.4	5.6	(2)	(9)	5.2	5.8	(10)
Option ARMs	23.7	24.4	25.1	25.9	26.7	(3)	(11)	24.4	27.7	(12)

Total average loans owned	$68.0	$69.8	$71.6	$73.6	$75.7	(3)	(10)	$69.8	$78.0	(11)
TOTAL REAL ESTATE PORTFOLIOS
End-of-period loans owned:
Home equity	$103.4	$106.2	$109.3	$112.9	$116.7	(3)	(11)	$103.4	$116.7	(11)
Prime mortgage, including option ARMs	84.4	87.3	90.0	92.7	95.6	(3)	(12)	84.4	95.6	(12)
Subprime mortgage	15.1	15.6	16.1	16.7	17.5	(3)	(14)	15.1	17.5	(14)
Other	0.7	0.8	0.8	0.8	0.9	(13)	(22)	0.7	0.9	(22)

Total end-of-period loans owned	$203.6	$209.9	$216.2	$223.1	$230.7	(3)	(12)	$203.6	$230.7	(12)
Average loans owned:
Home equity	$104.9	$107.7	$111.1	$114.9	$118.5	(3)	(11)	$107.8	$122.1	(12)
Prime mortgage, including option ARMs	85.8	88.5	91.4	94.2	97.1	(3)	(12)	88.6	100.8	(12)
Subprime mortgage	15.4	15.9	16.4	17.2	17.9	(3)	(14)	15.9	18.8	(15)
Other	0.7	0.8	0.8	0.9	1.0	(13)	(30)	0.8	1.0	(20)

Total average loans owned	$206.8	$212.9	$219.7	$227.2	$234.5	(3)	(12)	$213.1	$242.7	(12)
Average assets	193.7	200.1	207.2	215.3	222.5	(3)	(13)	200.3	230.9	(13)
Home equity origination volume	0.3	0.3	0.2	0.3	0.3	—	—	0.8	0.9	(11)

(a)	PCI loans represent loans acquired in the Washington Mutual transaction for which a deterioration in credit quality occurred between the origination date and JPMorgan Chase’s acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the underlying loans are contractually past due.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
REAL ESTATE PORTFOLIOS (continued)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs excluding PCI loans (a)(b)
Home equity	$581	$592	$720	$792	$730	(2)%	(20)%	$1,893	$2,652	(29)%
Prime mortgage, including option ARMs	172	198	161	558	266	(13)	(35)	531	1,015	(48)
Subprime mortgage	141	156	186	429	206	(10)	(32)	483	945	(49)
Other	5	8	9	10	12	(38)	(58)	22	49	(55)

Total net charge-offs	$899	$954	$1,076	$1,789	$1,214	(6)	(26)	$2,929	$4,661	(37)
Net charge-off rate excluding PCI loans (a)(b)
Home equity	2.82%	2.83%	3.36%	3.48%	3.10%			3.01%	3.68%
Prime mortgage, including option ARMs	1.48	1.67	1.32	4.37	2.02			1.49	2.50
Subprime mortgage	5.43	5.85	6.80	14.42	6.64			6.04	9.72
Other	2.83	4.01	4.56	4.41	4.76			3.68	6.55
Total net charge-off rate excluding PCI loans	2.57	2.67	2.95	4.62	3.03			2.73	3.78
Net charge-off rate — reported
Home equity	2.20%	2.20%	2.63%	2.73%	2.44%			2.35%	2.90%
Prime mortgage, including option ARMs	0.80	0.90	0.71	2.35	1.09			0.80	1.35
Subprime mortgage	3.63	3.94	4.60	9.90	4.57			4.06	6.72
Other	2.83	4.01	4.56	4.41	4.76			3.68	6.55
Total net charge-off rate — reported	1.72	1.80	1.99	3.12	2.05			1.84	2.57

30+ day delinquency rate excluding PCI loans (c)	5.80%	5.98%	6.22%	6.45%	6.77%			5.80%	6.77%
Allowance for loan losses	$14,659	$14,659	$14,659	$14,659	$14,111	—	4	$14,659	$14,111	4
Nonperforming assets (d)	7,112	7,729	8,152	8,424	9,456	(8)	(25)	7,112	9,456	(25)
Allowance for loan losses to ending loans retained	7.20%	6.98%	6.78%	6.57%	6.12%			7.20%	6.12%
Allowance for loan losses to ending loans retained excluding PCI loans (a)	7.12	6.90	6.68	6.47	7.25			7.12	7.25

(a)	Excludes the impact of PCI loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. An allowance for loan losses of $4.9 billion, $4.9 billion, $4.9 billion, $4.9 billion and $2.8 billion was recorded for these loans at September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively, which was also excluded from the applicable ratios. To date, no charge-offs have been recorded for these loans.

(b)	Net charge-offs and net charge-off rates for the fourth quarter of 2010 include the effect of $632 million of charge-offs related to an adjustment of the estimated net realizable value of the collateral underlying delinquent residential home loans. Excluding this adjustment, net charge-offs for the fourth quarter of 2010 were $725 million, $240 million and $182 million for the home equity, prime mortgage including option ARMs and subprime mortgage portfolios, respectively. Net charge-off rates excluding this adjustment and excluding PCI loans were 3.19%, 1.88% and 6.12% for the home equity, prime mortgage including option ARMs and subprime mortgage portfolios, respectively.

(c)	The delinquency rate for PCI loans was 24.44%, 26.20%, 27.36%, 28.20% and 28.07% at September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively.

(d)	Excludes PCI loans that were acquired as part of the Washington Mutual transaction, which are accounted for on a pool basis. Since each pool is accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows, the past-due status of the pools, or that of the individual loans within the pools, is not meaningful. Because the Firm is recognizing interest income on each pool of loans, they are all considered to be performing.

JPMORGAN CHASE & CO. CARD SERVICES & AUTO FINANCIAL HIGHLIGHTS (in millions, except ratio data and headcount)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
INCOME STATEMENT (a)
REVENUE
Credit card income	$1,053	$1,123	$898	$928	$864	(6)%	22%	$3,074	$2,586	19%
All other income	201	183	149	177	196	10	3	533	587	(9)

Noninterest revenue (b)	1,254	1,306	1,047	1,105	1,060	(4)	18	3,607	3,173	14
Net interest income	3,521	3,455	3,744	3,967	4,025	2	(13)	10,720	12,227	(12)

TOTAL NET REVENUE (c)	4,775	4,761	4,791	5,072	5,085	—	(6)	14,327	15,400	(7)

Provision for credit losses	1,264	944	353	709	1,784	34	(29)	2,561	7,861	(67)

NONINTEREST EXPENSE
Compensation expense	459	448	459	407	406	2	13	1,366	1,244	10
Noncompensation expense	1,560	1,436	1,352	1,346	1,280	9	22	4,348	3,714	17
Amortization of intangibles	96	104	106	114	106	(8)	(9)	306	353	(13)

TOTAL NONINTEREST EXPENSE (d)	2,115	1,988	1,917	1,867	1,792	6	18	6,020	5,311	13

Income before income tax expense	1,396	1,829	2,521	2,496	1,509	(24)	(7)	5,746	2,228	158
Income tax expense	547	719	987	948	583	(24)	(6)	2,253	904	149

NET INCOME	$849	$1,110	$1,534	$1,548	$926	(24)	(8)	$3,493	$1,324	164

FINANCIAL RATIOS (a)
ROE	21%	28%	39%	33%	20%			29%	10%
Overhead ratio	44	42	40	37	35			42	34

SELECTED BALANCE SHEET DATA (period-end) (a)
Loans:
Credit Card	$127,135	$125,523	$128,803	$137,676	$136,436	1	(7)	$127,135	$136,436	(7)
Auto	46,659	46,796	47,411	48,367	48,186	—	(3)	46,659	48,186	(3)
Student	13,751	14,003	14,288	14,454	14,687	(2)	(6)	13,751	14,687	(6)

Total loans (e)	187,545	186,322	190,502	200,497	199,309	1	(6)	187,545	199,309	(6)
Equity	16,000	16,000	16,000	18,400	18,400	—	(13)	16,000	18,400	(13)

SELECTED BALANCE SHEET DATA (average) (a)
Total assets	$199,974	$198,044	$204,441	$205,286	$207,474	1	(4)	$200,803	$215,653	(7)
Loans:
Credit Card	126,536	125,038	132,537	135,585	140,059	1	(10)	128,015	147,326	(13)
Auto	46,549	46,966	47,690	48,347	47,726	(1)	(2)	47,064	47,353	(1)
Student	13,865	14,135	14,410	14,566	14,824	(2)	(6)	14,135	16,410	(14)

Total loans (f)	186,950	186,139	194,637	198,498	202,609	—	(8)	189,214	211,089	(10)
Equity	16,000	16,000	16,000	18,400	18,400	—	(13)	16,000	18,400	(13)
Headcount (g)	27,554	26,874	26,777	25,733	26,382	3	4	27,554	26,382	4

(a)	Effective January 1, 2011, the commercial card business that was previously in TSS was transferred to Card. There is no material impact on the financial data; prior-year periods were not revised.

(b)	Includes commercial card noninterest revenue of $76 million, $75 million and $72 million for the three months ended September 30, 2011, June 30, 2011 and March 31, 2011, respectively, and $223 million for the nine months ended September 30, 2011.

(c)	Total net revenue included tax-equivalent adjustments associated with tax-exempt loans to certain qualified entities of $1 million, $1 million, $1 million and $2 million for the three months ended June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively, and $2 million and $6 million for the nine months ended September 30, 2011 and 2010, respectively.

(d)	Includes commercial card noninterest expense of $76 million, $69 million and $75 million for the three months ended September 30, 2011, June 30, 2011 and March 31, 2011, respectively, and $220 million for the nine months ended September 30, 2011.

(e)	Total period-end loans include loans held-for-sale of $94 million, $4.0 billion, $2.2 billion and $39 million at September 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively.

(f)	Total average loans include loans held-for-sale of $1 million, $276 million, $3.0 billion, $593 million and $112 million for the three months ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively, and $1.1 billion and $1.5 billion for the nine months ended September 30, 2011 and 2010, respectively.

(g)	Headcount includes 1,274 employees related to the transfer of the commercial card business from TSS to Card in the first quarter of 2011.

JPMORGAN CHASE & CO. CARD SERVICES & AUTO FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
CREDIT DATA AND QUALITY STATISTICS (a)
Net charge-offs:
Credit Card	$1,499	$1,810	$2,226	$2,671	$3,133	(17)%	(52)%	$5,535	$11,366	(51)%
Auto	42	19	47	71	67	121	(37)	108	227	(52)
Student	93	135	80	118	84	(31)	11	308	269	14

Total net charge-offs	1,634	1,964	2,353	2,860	3,284	(17)	(50)	5,951	11,862	(50)
Net charge-off rate:
Credit Card (b)	4.70%	5.82%	6.97%	7.85%	8.87%			5.83%	10.31%
Auto	0.36	0.16	0.40	0.58	0.56			0.31	0.64
Student (c)	2.66	3.83	2.25	3.22	2.27			2.91	2.41
Total net charge-off rate	3.47	4.24	4.98	5.73	6.43			4.23	7.57

Delinquency rates
30+ day delinquency rate:
Credit Card (d)	2.90	2.98	3.57	4.14	4.57			2.90	4.57
Auto	1.01	0.98	0.97	1.22	0.97			1.01	0.97
Student (e)(f)	1.93	1.70	2.01	1.53	1.77			1.93	1.77
Total 30+ day delinquency rate	2.36	2.38	2.79	3.23	3.49			2.36	3.49
90+ day delinquency rate — Credit Card (d)	1.43	1.55	1.93	2.25	2.41			1.43	2.41
Nonperforming assets (g)	$232	$233	$275	$269	$268	—	(13)	$232	$268	(13)
Allowance for loan losses:
Credit Card	7,528	8,042	9,041	11,034	13,029	(6)	(42)	7,528	13,029	(42)
Auto and Student	1,009	879	899	899	1,048	15	(4)	1,009	1,048	(4)

Total allowance for loan losses	8,537	8,921	9,940	11,933	14,077	(4)	(39)	8,537	14,077	(39)
Allowance for loan losses to period-end loans:
Credit Card (d)	5.93%	6.41%	7.24%	8.14%	9.55%			5.93%	9.55%
Auto and Student (e)	1.67	1.45	1.46	1.43	1.67			1.67	1.67
Total allowance for loan losses to period-end loans	4.55	4.79	5.33	6.02	7.06			4.55	7.06

BUSINESS METRICS
Credit Card, excluding Commercial Card (a)
Sales volume (in billions)	$87.3	$85.5	$77.5	$85.9	$79.6	2	10	$250.3	$227.1	10
New accounts opened	2.0	2.0	2.6	3.4	2.7	—	(26)	6.6	7.9	(16)
Open accounts	64.3	65.4 (h)	91.9	90.7	89.0	(2)	(28)	64.3	89.0	(28)
Merchant Services
Bank card volume (in billions)	$138.1	$137.3	$125.7	$127.2	$117.0	1	18	$401.1	$342.1	17
Total transactions (in billions)	6.1	5.9	5.6	5.6	5.2	3	17	17.6	14.9	18
Auto and Student
Origination volume (in billions)
Auto	$5.9	$5.4	$4.8	$4.8	$6.1	9	(3)	$16.1	$18.2	(12)
Student	0.1	—	0.1	—	0.2	NM	(50)	0.2	1.9	(89)

(a)	Effective January 1, 2011, the commercial card business that was previously in TSS was transferred to Card. There is no material impact on the financial data; prior-year periods were not revised. The commercial card portfolio is excluded from business metrics and supplemental information where noted.

(b)	Average loans include loans held-for-sale of $1 million, $276 million, $3.0 billion and $586 million for the three months ended September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively, and $1.1 billion for the nine months ended September 30, 2011. These amounts are excluded when calculating the net charge-off rate.

(c)	Average loans included loans held-for-sale of $7 million and $112 million for the three months ended December 31, 2010 and September 30, 2010, respectively, and $1.5 billion for the nine months ended September 30, 2010. These amounts are excluded when calculating the net charge-off rate.

(d)	Period-end loans include loans held-for-sale of $94 million, $4.0 billion and $2.2 billion at September 30, 2011, March 31, 2011 and December 31, 2010, respectively. No allowance for loan losses was recorded for these loans. Loans held-for-sale are excluded when calculating the allowance for loan losses to period-end loans and delinquency rates.

(e)	Period-end loans included loans held-for-sale of $39 million at September 30, 2010. This amount is excluded when calculating the allowance for loan losses to period-end loans and the 30+ day delinquency rate.

(f)	Excludes student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) of $995 million, $968 million, $1.0 billion, $1.1 billion and $1.0 billion at September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively, that are 30 or more days past due. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(g)	Nonperforming assets exclude student loans insured by U.S. government agencies under the FFELP of $567 million, $558 million, $615 million, $625 million and $572 million at September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively, that are 90 or more days past due. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(h)	Reflects the impact of portfolio sales in the second quarter of 2011.

JPMORGAN CHASE & CO. CARD SERVICES & AUTO FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
SUPPLEMENTAL INFORMATION (a)(b)
Card Services, excluding Washington Mutual portfolio
Loans (period-end)	$115,766	$113,766	$116,395	$123,943	$121,932	2%	(5)%	$115,766	$121,932	(5)%
Average loans	114,940	112,984	119,411	121,493	124,933	2	(8)	115,762	130,610	(11)
Net interest income (c)	8.61%	8.60%	9.09%	9.16%	8.98%			8.77%	8.77%
Net revenue (c)	11.73	12.01	11.57	11.78	11.33			11.77	11.04
Risk adjusted margin (c)(d)	8.93	8.71	10.28	10.26	6.76			9.32	4.41
Net charge-off rate (e)	4.29	5.22	6.13	7.08	8.06			5.22	9.24
30+ day delinquency rate (f)	2.62	2.71	3.22	3.66	4.13			2.62	4.13
90+ day delinquency rate (f)	1.28	1.41	1.71	1.98	2.16			1.28	2.16

Card Services, excluding Washington Mutual and commercial card portfolios
Loans (period-end)	$114,207	$112,366	$115,016	$123,943	$121,932	2	(6)	$114,207	$121,932	(6)
Average loans	113,541	111,641	118,145	121,493	124,933	2	(9)	114,425	130,610	(12)
Net interest income (c)	8.79%	8.77%	9.25%	9.16%	8.98%			8.94%	8.77%
Net revenue (c)	11.68	11.95	11.51	11.78	11.33			11.71	11.04
Risk adjusted margin (c)(d)	8.84	8.61	10.21	10.26	6.76			9.23	4.41
Net charge-off rate (e)	4.34	5.28	6.20	7.08	8.06			5.28	9.24
30+ day delinquency rate (f)	2.64	2.73	3.25	3.66	4.13			2.64	4.13
90+ day delinquency rate (f)	1.30	1.42	1.73	1.98	2.16			1.30	2.16

(a)	Effective January 1, 2011, the commercial card business that was previously in TSS was transferred to Card. There is no material impact on the financial data; prior-year periods were not revised. The commercial card portfolio is excluded from business metrics and supplemental information where noted.

(b)	Supplemental information is provided for Card Services, excluding Washington Mutual and commercial card portfolios and including loans held-for-sale, which are non-GAAP financial measures, to provide more meaningful measures that enable comparability with prior periods.

(c)	As a percentage of average loans.

(d)	Represents total net revenue less provision for credit losses.

(e)	Average loans include loans held-for-sale of $1 million, $276 million, $3.0 billion and $586 million for the three months ended September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively, and $1.1 billion for the nine months ended September 30, 2011. These amounts are included when calculating the net charge-off rate.

(f)	Period-end loans include loans held-for-sale of $94 million, $4.0 billion and $2.2 billion at September 30, 2011, March 31, 2011 and December 31, 2010, respectively. These amounts are included when calculating the delinquency rates.

JPMORGAN CHASE & CO. COMMERCIAL BANKING FINANCIAL HIGHLIGHTS (in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$269	$281	$264	$273	$269	(4)%	—%	$814	$826	(1)%
Asset management, administration and commissions	35	34	35	35	36	3	(3)	104	109	(5)
All other income (a)	220	283	203	299	242	(22)	(9)	706	658	7

Noninterest revenue	524	598	502	607	547	(12)	(4)	1,624	1,593	2
Net interest income	1,064	1,029	1,014	1,004	980	3	9	3,107	2,836	10

TOTAL NET REVENUE (b)	1,588	1,627	1,516	1,611	1,527	(2)	4	4,731	4,429	7
Provision for credit losses	67	54	47	152	166	24	(60)	168	145	16

NONINTEREST EXPENSE
Compensation expense	229	219	223	208	210	5	9	671	612	10
Noncompensation expense	337	336	332	342	341	—	(1)	1,005	1,002	—
Amortization of intangibles	7	8	8	8	9	(13)	(22)	23	27	(15)

TOTAL NONINTEREST EXPENSE	573	563	563	558	560	2	2	1,699	1,641	4

Income before income tax expense	948	1,010	906	901	801	(6)	18	2,864	2,643	8
Income tax expense	377	403	360	371	330	(6)	14	1,140	1,089	5

NET INCOME	$571	$607	$546	$530	$471	(6)	21	$1,724	$1,554	11

Revenue by product:
Lending (c)	$857	$880	$837	$749	$693	(3)	24	$2,574	$2,000	29
Treasury services (c)	572	556	542	659	670	3	(15)	1,670	1,973	(15)
Investment banking	116	152	110	126	120	(24)	(3)	378	340	11
Other	43	39	27	77	44	10	(2)	109	116	(6)

Total Commercial Banking revenue	$1,588	$1,627	$1,516	$1,611	$1,527	(2)	4	$4,731	$4,429	7

IB revenue, gross (d)	$320	$442	$309	$347	$344	(28)	(7)	$1,071	$988	8

Revenue by client segment:
Middle Market Banking	$791	$789	$755	$781	$766	—	3	$2,335	$2,279	2
Commercial Term Lending	297	286	286	301	256	4	16	869	722	20
Corporate Client Banking (e)	306	339	290	302	304	(10)	1	935	852	10
Real Estate Banking	104	109	88	117	118	(5)	(12)	301	343	(12)
Other	90	104	97	110	83	(13)	8	291	233	25

Total Commercial Banking revenue	$1,588	$1,627	$1,516	$1,611	$1,527	(2)	4	$4,731	$4,429	7

FINANCIAL RATIOS
ROE	28%	30%	28%	26%	23%			29%	26%
Overhead ratio	36	35	37	35	37			36	37

(a)	Commercial Banking (“CB”) client revenue from investment banking products and commercial card transactions is included in all other income.

(b)	Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities as well as tax-exempt income from municipal bond activity of $90 million, $67 million, $65 million, $85 million and $59 million for the three months ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively, and $222 million and $153 million for the nine months ended September 30, 2011 and 2010, respectively.

(c)	Effective January 1, 2011, product revenue from commercial card and standby letters of credit transactions is included in lending. For the quarters ending September 30, 2011, June 30, 2011 and March 31, 2011, the impact of the change was $109 million, $114 million and $107 million, respectively, and $330 million for the nine months ended September 30, 2011. In prior-year quarters, it was reported in treasury services.

(d)	Represents the total revenue related to investment banking products sold to CB clients.

(e)	Corporate Client Banking was known as Mid-Corporate Banking prior to January 1, 2011.

JPMORGAN CHASE & CO. COMMERCIAL BANKING FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
SELECTED BALANCE SHEET DATA (period-end)
Loans:
Loans retained	$106,834	$102,122	$99,334	$97,900	$97,738	5%	9%	$106,834	$97,738	9%
Loans held-for-sale and loans at fair value	584	557	835	1,018	399	5	46	584	399	46

Total loans	107,418	102,679	100,169	98,918	98,137	5	9	107,418	98,137	9
Equity	8,000	8,000	8,000	8,000	8,000	—	—	8,000	8,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$145,195	$143,560	$140,400	$138,041	$130,237	1	11	$143,069	$132,176	8
Loans:
Loans retained	104,705	100,857	98,829	97,823	96,657	4	8	101,485	96,166	6
Loans held-for-sale and loans at fair value	632	1,015	756	612	384	(38)	65	801	358	124

Total loans	105,337	101,872	99,585	98,435	97,041	3	9	102,286	96,524	6
Liability balances	180,275	162,769	156,200	147,534	137,853	11	31	166,503	135,939	22
Equity	8,000	8,000	8,000	8,000	8,000	—	—	8,000	8,000	—

Average loans by client segment:
Middle Market Banking	$41,540	$40,012	$38,207	$36,561	$35,299	4	18	$39,932	34,552	16
Commercial Term Lending	38,198	37,729	37,810	38,358	37,509	1	2	37,914	36,513	4
Corporate Client Banking (a)	14,373	13,062	12,374	11,771	11,807	10	22	13,277	11,978	11
Real Estate Banking	7,465	7,467	7,607	8,169	8,983	—	(17)	7,512	9,740	(23)
Other	3,761	3,602	3,587	3,576	3,443	4	9	3,651	3,741	(2)

Total Commercial Banking loans	$105,337	$101,872	$99,585	$98,435	$97,041	3	9	$102,286	$96,524	6

Headcount	5,417	5,140	4,941	4,881	4,805	5	13	5,417	4,805	13

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$17	$40	$31	$286	$218	(58)	(92)	$88	$623	(86)
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (b)	1,417	1,613	1,925	1,964	2,898	(12)	(51)	1,417	2,898	(51)
Nonaccrual loans held-for-sale and loans at fair value	26	21	30	36	48	24	(46)	26	48	(46)

Total nonaccrual loans	1,443	1,634	1,955	2,000	2,946	(12)	(51)	1,443	2,946	(51)
Assets acquired in loan satisfactions	168	197	179	197	281	(15)	(40)	168	281	(40)

Total nonperforming assets	1,611	1,831	2,134	2,197	3,227	(12)	(50)	1,611	3,227	(50)
Allowance for credit losses:
Allowance for loan losses	2,671	2,614	2,577	2,552	2,661	2	—	2,671	2,661	—
Allowance for lending-related commitments	181	187	206	209	241	(3)	(25)	181	241	(25)

Total allowance for credit losses	2,852	2,801	2,783	2,761	2,902	2	(2)	2,852	2,902	(2)

Net charge-off rate (c)	0.06%	0.16%	0.13%	1.16%	0.89%			0.12%	0.87%
Allowance for loan losses to period-end loans retained (c)	2.50	2.56	2.59	2.61	2.72			2.50	2.72
Allowance for loan losses to nonaccrual loans retained (b)(c)	188	162	134	130	92			188	92
Nonaccrual loans to total period-end loans	1.34	1.59	1.95	2.02	3.00			1.34	3.00

(a)	Corporate Client Banking was known as Mid-Corporate Banking prior to January 1, 2011.

(b)	Allowance for loan losses of $257 million, $289 million, $360 million, $340 million and $535 million was held against nonaccrual loans retained at September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively.

(c)	Loans held-for-sale and loans at fair value were excluded when calculating the allowance coverage ratios and net charge-off rate.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$310	$314	$303	$314	$318	(1)%	(3)%	$927	$942	(2)%
Asset management, administration and commissions	656	726	695	689	644	(10)	2	2,077	2,008	3
All other income	141	143	139	209	210	(1)	(33)	423	595	(29)

Noninterest revenue	1,107	1,183	1,137	1,212	1,172	(6)	(6)	3,427	3,545	(3)
Net interest income	801	749	703	701	659	7	22	2,253	1,923	17

TOTAL NET REVENUE	1,908	1,932	1,840	1,913	1,831	(1)	4	5,680	5,468	4

Provision for credit losses	(20)	(2)	4	10	(2)	NM	NM	(18)	(57)	68
Credit allocation income/(expense) (a)	9	32	27	(30)	(31)	(72)	NM	68	(91)	NM

NONINTEREST EXPENSE
Compensation expense	718	719	715	679	701	—	2	2,152	2,055	5
Noncompensation expense	728	719	647	763	693	1	5	2,094	2,027	3
Amortization of intangibles	24	15	15	28	16	60	50	54	52	4

TOTAL NONINTEREST EXPENSE	1,470	1,453	1,377	1,470	1,410	1	4	4,300	4,134	4

Income before income tax expense	467	513	486	403	392	(9)	19	1,466	1,300	13
Income tax expense	162	180	170	146	141	(10)	15	512	478	7

NET INCOME	$305	$333	$316	$257	$251	(8)	22	$954	$822	16

REVENUE BY BUSINESS
Treasury Services	$969	$930	$891	$953	$937	4	3	$2,790	$2,745	2
Worldwide Securities Services	939	1,002	949	960	894	(6)	5	2,890	2,723	6

TOTAL NET REVENUE	$1,908	$1,932	$1,840	$1,913	$1,831	(1)	4	$5,680	$5,468	4

REVENUE BY GEOGRAPHIC REGION (b)
Asia/Pacific	$321	$299	$276	$270	$256	7	25	$896	$708	27
Latin America/Caribbean	61	80	76	91	50	(24)	22	217	166	31
Europe/Middle East/Africa	648	691	630	624	579	(6)	12	1,969	1,765	12
North America	878	862	858	928	946	2	(7)	2,598	2,829	(8)

TOTAL NET REVENUE	$1,908	$1,932	$1,840	$1,913	$1,831	(1)	4	$5,680	$5,468	4

FINANCIAL RATIOS
ROE	17%	19%	18%	16%	15%			18%	17%
Overhead ratio	77	75	75	77	77			76	76
Pretax margin ratio	24	27	26	21	21			26	24

SELECTED BALANCE SHEET DATA (period-end)
Loans (c)	$36,389	$34,034	$31,020	$27,168	$26,899	7	35	$36,389	$26,899	35
Equity	7,000	7,000	7,000	6,500	6,500	—	8	7,000	6,500	8

TRADE FINANCE LOANS BY GEOGRAPHIC REGION (period-end) (b)
Asia/Pacific	$16,918	$15,736	$14,607	$11,834	$10,238	8	65	$16,918	$10,238	65
Latin America/Caribbean	5,228	4,553	4,014	3,628	3,357	15	56	5,228	3,357	56
Europe/Middle East/Africa	6,853	6,184	5,794	4,874	3,391	11	102	6,853	3,391	102
North America	1,105	1,000	1,084	820	820	11	35	1,105	820	35

TOTAL TRADE FINANCE LOANS	$30,104	$27,473	$25,499	$21,156	$17,806	10	69	$30,104	$17,806	69

SELECTED BALANCE SHEET DATA (average)
Total assets	$60,141	$52,688	$47,873	$46,301	$42,445	14	42	$53,612	$41,211	30
Loans (c)	35,303	33,069	29,290	26,941	24,337	7	45	32,576	22,035	48
Liability balances	341,107	302,858	265,720	256,661	242,517	13	41	303,504	245,684	24
Equity	7,000	7,000	7,000	6,500	6,500	—	8	7,000	6,500	8
Headcount	28,157	28,230	28,040	29,073	28,544	—	(1)	28,157	28,544	(1)

(a)	IB manages traditional credit exposures related to GCB on behalf of IB and TSS. Effective January 1, 2011, IB and TSS share the economics related to the Firm’s GCB clients. Included within this allocation are net revenues, provision for credit losses, as well as expenses. The prior-year periods reflected a reimbursement to IB for a portion of the total costs of managing the credit portfolio. IB recognizes this credit allocation as a component of all other income.

(b)	Revenue and trade finance loans are based on TSS management’s view of the domicile of clients.

(c)	Loan balances include trade finance loans, wholesale overdrafts and commercial card. Effective January 1, 2011, the commercial card loan business (of approximately $1.2 billion) that was previously in TSS was transferred to Card. There is no material impact on the financial data; prior-year periods were not revised.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)
     TSS firmwide metrics include revenue recorded in the CB, Consumer & Business Banking and Asset Management (“AM”) lines of business and excludes FX revenue recorded in IB for TSS-related FX activity. In order to capture the firmwide impact of Treasury Services (“TS”) and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance of TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
TSS FIRMWIDE DISCLOSURES
TS revenue — reported	$969	$930	$891	$953	$937	4%	3%	$2,790	$2,745	2%
TS revenue reported in CB (a)	572	556	542	659	670	3	(15)	1,670	1,973	(15)
TS revenue reported in other lines of business	68	65	63	65	64	5	6	196	182	8

TS firmwide revenue (b)	1,609	1,551	1,496	1,677	1,671	4	(4)	4,656	4,900	(5)
Worldwide Securities Services revenue	939	1,002	949	960	894	(6)	5	2,890	2,723	6

TSS firmwide revenue (b)	$2,548	$2,553	$2,445	$2,637	$2,565	—	(1)	$7,546	$7,623	(1)

TS firmwide liability balances (average) (c)	$414,485	$375,432	$339,240	$320,745	$302,921	10	37	$376,661	$303,742	24
TSS firmwide liability balances (average) (c)	521,383	465,627	421,920	404,195	380,370	12	37	470,008	381,623	23
TSS FIRMWIDE FINANCIAL RATIOS
TS firmwide overhead ratio (a)(d)	56%	59%	56%	54%	55%			57%	55%
TSS firmwide overhead ratio (a)(d)	67	67	67	66	65			67	65

FIRMWIDE BUSINESS METRICS
Assets under custody (in billions)	$16,250	$16,945	$16,619	$16,120	$15,863	(4)	2	$16,250	$15,863	2

Number of:
U.S.$ ACH transactions originated	972	959	992	995	978	1	(1)	2,923	2,897	1
Total U.S.$ clearing volume (in thousands)	33,117	32,274	30,971	32,144	30,779	3	8	96,362	89,979	7
International electronic funds transfer volume (in thousands) (e)	62,718	63,208	60,942	60,882	57,333	(1)	9	186,868	171,571	9
Wholesale check volume	601	608	532	525	531	(1)	13	1,741	1,535	13
Wholesale cards issued (in thousands) (f)	24,288	23,746	23,170	29,785	28,404	2	(14)	24,288	28,404	(14)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$—	$—	$—	$—	$1	—	NM	$—	$1	NM
Nonaccrual loans	3	3	11	12	14	—	(79)	3	14	(79)
Allowance for credit losses:
Allowance for loan losses	49	74	69	65	54	(34)	(9)	49	54	(9)
Allowance for lending-related commitments	46	41	48	51	52	12	(12)	46	52	(12)

Total allowance for credit losses	95	115	117	116	106	(17)	(10)	95	106	(10)

Net charge-off rate	—%	—%	—%	—%	0.02%			—%	0.01%
Allowance for loan losses to period-end loans	0.14	0.22	0.22	0.24	0.20			0.14	0.20
Allowance for loan losses to nonaccrual loans	NM	NM	NM	NM	386			NM	386
Nonaccrual loans to period-end loans	0.01	0.01	0.04	0.04	0.05			0.01	0.05

(a)	Effective January 1, 2011, certain CB revenues were excluded in the TS firmwide metrics; they are instead directly captured within CB’s lending revenue by product. For the three months ended September 30, 2011, June 30, 2011 and March 31, 2011, the impact of this change was $109 million, $114 million and $107 million, respectively, and $330 million for the nine months ended September 30, 2011. In prior-year periods, these revenues were included in CB’s treasury services revenue by product.

(b)	TSS firmwide revenue includes foreign exchange (“FX”) revenue recorded in TSS and FX revenue associated with TSS customers who are FX customers of IB. However, some of the FX revenue associated with TSS customers who are FX customers of IB is not included in TS and TSS firmwide revenue. The total FX revenue generated was $179 million, $165 million, $160 million, $181 million and $143 million for the three months ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively, and $504 million and $455 million for the nine months ended September 30, 2011 and 2010, respectively.

(c)	Firmwide liability balances include liability balances recorded in CB.

(d)	Overhead ratios have been calculated based on firmwide revenue and TSS and TS expense, respectively, including those allocated to certain other lines of business. FX revenue and expense recorded in IB for TSS-related FX activity are not included in this ratio.

(e)	International electronic funds transfer includes non-U.S. dollar Automated Clearing House (“ACH”) and clearing volume.

(f)	Wholesale cards issued and outstanding include U.S. domestic commercial, stored value, prepaid and government electronic benefit card products. Effective January 1, 2011, the commercial card portfolio was transferred from TSS to Card.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$1,617	$1,818	$1,707	$1,846	$1,498	(11)%	8%	$5,142	$4,528	14%
All other income	281	321	313	386	282	(12)	—	915	725	26

Noninterest revenue	1,898	2,139	2,020	2,232	1,780	(11)	7	6,057	5,253	15
Net interest income	418	398	386	381	392	5	7	1,202	1,118	8

TOTAL NET REVENUE	2,316	2,537	2,406	2,613	2,172	(9)	7	7,259	6,371	14

Provision for credit losses	26	12	5	23	23	117	13	43	63	(32)

NONINTEREST EXPENSE
Compensation expense	999	1,068	1,039	1,078	914	(6)	9	3,106	2,685	16
Noncompensation expense	775	704	599	679	557	10	39	2,078	1,598	30
Amortization of intangibles	22	22	22	20	17	—	29	66	52	27

TOTAL NONINTEREST EXPENSE	1,796	1,794	1,660	1,777	1,488	—	21	5,250	4,335	21

Income before income tax expense	494	731	741	813	661	(32)	(25)	1,966	1,973	—
Income tax expense	109	292	275	306	241	(63)	(55)	676	770	(12)

NET INCOME	$385	$439	$466	$507	$420	(12)	(8)	$1,290	$1,203	7

REVENUE BY CLIENT SEGMENT
Private Banking	$1,298	$1,289	$1,317	$1,376	$1,181	1	10	$3,904	$3,484	12
Institutional	455	704	549	675	506	(35)	(10)	1,708	1,505	13
Retail	563	544	540	562	485	3	16	1,647	1,382	19

TOTAL NET REVENUE	$2,316	$2,537	$2,406	$2,613	$2,172	(9)	7	$7,259	$6,371	14

FINANCIAL RATIOS
ROE	24%	27%	29%	31%	26%			27%	25%
Overhead ratio	78	71	69	68	69			72	68
Pretax margin ratio	21	29	31	31	30			27	31

SELECTED BALANCE SHEET DATA (period-end)
Loans	$54,178	$51,747	$46,454	$44,084	$41,408	5	31	$54,178	$41,408	31
Equity	6,500	6,500	6,500	6,500	6,500	—	—	6,500	6,500	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$78,669	$74,206	$68,918	$69,290	$64,911	6	21	$73,967	$63,629	16
Loans	52,652	48,837	44,948	42,296	39,417	8	34	48,840	37,819	29
Deposits	111,090	97,509	95,250	89,314	87,841	14	26	101,341	85,012	19
Equity	6,500	6,500	6,500	6,500	6,500	—	—	6,500	6,500	—
Headcount	18,084	17,963	17,203	16,918	16,510	1	10	18,084	16,510	10

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
BUSINESS METRICS
Number of:
Client advisors (a)	2,418	2,282	2,288	2,281	2,244	6%	8%	2,418	2,244	8%
Retirement planning services participants (in thousands)	1,755	1,613	1,604	1,580	1,665	9	5	1,755	1,665	5
JPMorgan Securities brokers (a)	446	437	431	415	419	2	6	446	419	6
% of customer assets in 4 & 5 Star Funds (b)	47%	50%	46%	49%	42%	(6)	12	47%	42%	12
% of AUM in 1st and 2nd quartiles: (c)
1 year	49	56	57	67	67	(13)	(27)	49	67	(27)
3 years	73	71	70	72	65	3	12	73	65	12
5 years	77	76	77	80	74	1	4	77	74	4

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$—	$33	$11	$8	$13	NM	NM	$44	$68	(35)
Nonaccrual loans	311	252	254	375	294	23	6	311	294	6
Allowance for credit losses:
Allowance for loan losses	240	222	257	267	257	8	(7)	240	257	(7)
Allowance for lending-related commitments	9	9	4	4	3	—	200	9	3	200

Total allowance for credit losses	249	231	261	271	260	8	(4)	249	260	(4)
Net charge-off rate	—%	0.27%	0.10%	0.08%	0.13%			0.12%	0.24%
Allowance for loan losses to period-end loans	0.44	0.43	0.55	0.61	0.62			0.44	0.62
Allowance for loan losses to nonaccrual loans	77	88	101	71	87			77	87
Nonaccrual loans to period-end loans	0.57	0.49	0.55	0.85	0.71			0.57	0.71

(a)	Effective January 1, 2011, the methodology used to determine client advisors was revised, and the prior-year periods have been revised.

(b)	Derived from Morningstar for the U.S., the U.K., Luxembourg, France, Hong Kong and Taiwan; and Nomura for Japan.

(c)	Quartile ranking sourced from: Lipper for the U.S. and Taiwan; Morningstar for the U.K., Luxembourg, France and Hong Kong; and Nomura for Japan.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

						September 30, 2011
						Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2011	2011	2011	2010	2010	2011	2010
ASSETS UNDER SUPERVISION (a)
Assets by asset class
Liquidity	$464	$476	$490	$497	$521	(3)%	(11)%
Fixed income	321	319	305	289	277	1	16
Equities and multi-asset	356	430	421	404	362	(17)	(2)
Alternatives	113	117	114	108	97	(3)	16

TOTAL ASSETS UNDER MANAGEMENT	1,254	1,342	1,330	1,298	1,257	(7)	—
Custody/brokerage/administration/deposits	552	582	578	542	513	(5)	8

TOTAL ASSETS UNDER SUPERVISION	$1,806	$1,924	$1,908	$1,840	$1,770	(6)	2

Assets by client segment
Private Banking	$276	$291	$293	$284	$276	(5)	—
Institutional (b)	673	708	711	703	696	(5)	(3)
Retail (b)	305	343	326	311	285	(11)	7

TOTAL ASSETS UNDER MANAGEMENT	$1,254	$1,342	$1,330	$1,298	$1,257	(7)	—

Private Banking	$738	$776	$773	$731	$698	(5)	6
Institutional (b)	674	709	713	703	697	(5)	(3)
Retail (b)	394	439	422	406	375	(10)	5

TOTAL ASSETS UNDER SUPERVISION	$1,806	$1,924	$1,908	$1,840	$1,770	(6)	2

Mutual fund assets by asset class
Liquidity	$409	$421	$436	$446	$466	(3)	(12)
Fixed income	101	105	99	92	88	(4)	15
Equities and multi-asset	139	176	173	169	151	(21)	(8)
Alternatives	8	9	8	7	7	(11)	14

TOTAL MUTUAL FUND ASSETS	$657	$711	$716	$714	$712	(8)	(8)

(a)	Excludes assets under management of American Century Companies, Inc. in which the Firm sold its ownership interest on August 31, 2011. The Firm previously had an ownership interest of 40% at June 30, 2011 and March 31, 2011 and 41% at December 31, 2010 and September 30, 2010.

(b)	In the second quarter of 2011, the client hierarchy used to determine asset classification was revised, and the prior-year periods have been revised.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

						NINE MONTHS ENDED
						SEPTEMBER 30,
	3Q11	2Q11	1Q11	4Q10	3Q10	2011	2010
ASSETS UNDER SUPERVISION (continued)
Assets under management rollforward
Beginning balance	$1,342	$1,330	$1,298	$1,257	$1,161	$1,298	$1,249
Net asset flows:
Liquidity	(10)	(16)	(9)	(25)	27	(35)	(64)
Fixed income	3	12	16	10	12	31	40
Equities, multi-asset and alternatives	(1)	7	11	13	(1)	17	6
Market/performance/other impacts	(80)	9	14	43	58	(57)	26

Ending balance	$1,254	$1,342	$1,330	$1,298	$1,257	$1,254	$1,257

Assets under supervision rollforward
Beginning balance	$1,924	$1,908	$1,840	$1,770	$1,640	$1,840	$1,701
Net asset flows	11	12	31	1	41	54	27
Market/performance/other impacts	(129)	4	37	69	89	(88)	42

Ending balance	$1,806	$1,924	$1,908	$1,840	$1,770	$1,806	$1,770

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions, except where otherwise noted)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
INTERNATIONAL METRICS
Total net revenue: (in millions) (a)
Asia/Pacific	$248	$257	$246	$263	$226	(4)%	10%	$751	$662	13%
Latin America/Caribbean	168	251	165	168	125	(33)	34	584	373	57
Europe/Middle East/Africa	395	478	439	481	395	(17)	—	1,312	1,161	13
North America	1,505	1,551	1,556	1,701	1,426	(3)	6	4,612	4,175	10

Total net revenue	$2,316	$2,537	$2,406	$2,613	$2,172	(9)	7	$7,259	$6,371	14

Assets under management:
Asia/Pacific	$104	$119	$115	$111	$107	(13)	(3)	$104	$107	(3)
Latin America/Caribbean	32	37	35	35	27	(14)	19	32	27	19
Europe/Middle East/Africa	255	298	300	282	258	(14)	(1)	255	258	(1)
North America	863	888	880	870	865	(3)	—	863	865	—

Total assets under management	$1,254	$1,342	$1,330	$1,298	$1,257	(7)	—	$1,254	$1,257	—

Assets under supervision:
Asia/Pacific	$140	$161	$155	$147	$139	(13)	1	$140	$139	1
Latin America/Caribbean	87	94	88	84	74	(7)	18	87	74	18
Europe/Middle East/Africa	306	353	353	331	307	(13)	—	306	307	—
North America	1,273	1,316	1,312	1,278	1,250	(3)	2	1,273	1,250	2

Total assets under supervision	$1,806	$1,924	$1,908	$1,840	$1,770	(6)	2	$1,806	$1,770	2

(a)	Regional revenue is based on the domicile of clients.

JPMORGAN CHASE & CO. CORPORATE/PRIVATE EQUITY FINANCIAL HIGHLIGHTS (in millions, except headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
INCOME STATEMENT
REVENUE
Principal transactions	$(933)	$745	$1,298	$587	$1,143	NM %	NM %	$1,110	$1,621	(32)%
Securities gains	607	837	102	1,199	99	(27)	NM	1,546	1,699	(9)
All other income	186	265	78	(24)	(29)	(30)	NM	529	277	91

Noninterest revenue	(140)	1,847	1,478	1,762	1,213	NM	NM	3,185	3,597	(11)
Net interest income	8	218	34	(131)	371	(96)	(98)	260	2,194	(88)

TOTAL NET REVENUE (a)	(132)	2,065	1,512	1,631	1,584	NM	NM	3,445	5,791	(41)

Provision for credit losses	(7)	(9)	(10)	2	(3)	22	(133)	(26)	12	NM

NONINTEREST EXPENSE
Compensation expense	552	614	657	538	574	(10)	(4)	1,823	1,819	—
Noncompensation expense (b)	1,995	2,097	1,143	2,352	1,927	(5)	4	5,235	6,436	(19)

Subtotal	2,547	2,711	1,800	2,890	2,501	(6)	2	7,058	8,255	(15)
Net expense allocated to other businesses	(1,331)	(1,270)	(1,238)	(1,191)	(1,227)	(5)	(8)	(3,839)	(3,599)	(7)

TOTAL NONINTEREST EXPENSE	1,216	1,441	562	1,699	1,274	(16)	(5)	3,219	4,656	(31)

Income/(loss) before income tax expense/(benefit)	(1,341)	633	960	(70)	313	NM	NM	252	1,123	(78)
Income tax expense/(benefit) (c)	(696)	131	238	(99)	(35)	NM	NM	(327)	(106)	(208)

NET INCOME/(LOSS)	$(645)	$502	$722	$29	$348	NM	NM	$579	$1,229	(53)

MEMO:
TOTAL NET REVENUE
Private equity	$(546)	$796	$699	$355	$721	NM	NM	$949	$884	7
Corporate	414	1,269	813	1,276	863	(67)	(52)	2,496	4,907	(49)

TOTAL NET REVENUE	$(132)	$2,065	$1,512	$1,631	$1,584	NM	NM	$3,445	$5,791	(41)

NET INCOME/(LOSS)
Private equity	$(347)	$444	$383	$178	$344	NM	NM	$480	$410	17
Corporate	(298)	58	339	(149)	4	NM	NM	99	819	(88)

TOTAL NET INCOME/(LOSS)	$(645)	$502	$722	$29	$348	NM	NM	$579	$1,229	(53)

Headcount	21,844	21,444	20,927	20,030	19,756	2	11	21,844	19,756	11

(a)	Total net revenue included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $73 million, $69 million, $64 million, $63 million and $58 million for the three months ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively, and $206 million and $163 million for the nine months ended September 30, 2011 and 2010, respectively,

(b)	Includes litigation expense of $1.0 billion, $1.3 billion, $0.4 billion, $1.5 billion and $1.3 billion for the three months ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively, and $2.6 billion and $4.3 billion for the nine months ended September 30, 2011 and 2010, respectively.

(c)	Income tax expense/(benefit) in the third quarter of 2010 includes tax benefits recognized upon the resolution of tax audits.

JPMORGAN CHASE & CO. CORPORATE/PRIVATE EQUITY FINANCIAL HIGHLIGHTS, CONTINUED (in millions)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
SUPPLEMENTAL INFORMATION
TREASURY and CHIEF INVESTMENT OFFICE (“CIO”)
Securities gains (a)	$459	$837	$102	$1,199	$99	(45)%	364%	$1,398	$1,698	(18)%
Investment securities portfolio (average)	324,596	335,543	313,319	322,218	321,428	(3)	1	324,527	324,163	—
Investment securities portfolio (ending)	330,800	318,237	328,013	310,801	334,140	4	(1)	330,800	334,140	(1)
Mortgage loans (average)	13,748	12,731	11,418	10,117	9,174	8	50	12,641	8,629	46
Mortgage loans (ending)	14,226	13,243	12,171	10,739	9,550	7	49	14,226	9,550	49

PRIVATE EQUITY
Private equity gains/(losses)
Direct investments
Realized gains	$394	$1,219	$171	$1,039	$179	(68)	120	$1,784	$370	382
Unrealized gains/(losses) (b)	(827)	(726)	370	(781)	561	(14)	NM	(1,183)	479	NM

Total direct investments	(433)	493	541	258	740	NM	NM	601	849	(29)
Third-party fund investments	(7)	323	186	129	10	NM	NM	502	112	348

Total private equity gains/(losses) (c)	$(440)	$816	$727	$387	$750	NM	NM	$1,103	$961	15

Private equity portfolio information
Direct investments
Publicly-held securities
Carrying value	$709	$670	$731	$875	$1,152	6	(38)
Cost	779	595	649	732	985	31	(21)
Quoted public value	778	721	785	935	1,249	8	(38)
Privately-held direct securities
Carrying value	4,322	5,680	7,212	5,882	6,388	(24)	(32)
Cost	6,556	6,891	7,731	6,887	6,646	(5)	(1)
Third-party fund investments (d)
Carrying value	2,399	2,481	2,179	1,980	1,814	(3)	32
Cost	2,454	2,464	2,461	2,404	2,356	—	4

Total private equity portfolio
Carrying value	$7,430	$8,831	$10,122	$8,737	$9,354	(16)	(21)
Cost	9,789	9,950	10,841	10,023	9,987	(2)	(2)

(a)	Reflects repositioning of the Corporate investment securities portfolio.

(b)	Unrealized gains/(losses) contain reversals of unrealized gains and losses that were recognized in prior periods and have now been realized.

(c)	Included in principal transactions revenue in the Consolidated Statements of Income.

(d)	Unfunded commitments to third-party private equity funds were $853 million, $876 million, $943 million, $1.0 billion and $1.1 billion at September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION (in millions)

						September 30, 2011
						Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2011	2011	2011	2010	2010	2011	2010
CREDIT EXPOSURE
Wholesale
Loans retained	$255,799	$244,224	$229,648	$222,510	$217,582	5%	18%
Loans held-for-sale and loans at fair value	3,684	4,599	6,359	5,123	3,015	(20)	22

Total wholesale loans (a)(b)	259,483	248,823	236,007	227,633	220,597	4	18

Consumer, excluding credit card
Loans, excluding PCI loans and held-for sale loans
Home equity	80,278	82,751	85,253	88,385	91,728	(3)	(12)
Prime mortgage, including option ARMs	74,230	74,276	74,682	74,539	74,205	—	—
Subprime mortgage	10,045	10,441	10,841	11,287	12,009	(4)	(16)
Auto	46,659	46,796	47,411	48,367	48,186	—	(3)
Business banking	17,272	17,141	16,957	16,812	16,568	1	4
Student and other	14,492	14,770	15,089	15,311	15,583	(2)	(7)

Total loans, excluding PCI loans and loans held-for-sale	242,976	246,175	250,233	254,701	258,279	(1)	(6)
Loans — PCI: (c)
Home equity	23,105	23,535	23,973	24,459	24,982	(2)	(8)
Prime mortgage	15,626	16,200	16,725	17,322	17,904	(4)	(13)
Subprime mortgage	5,072	5,187	5,276	5,398	5,496	(2)	(8)
Option ARMs	23,325	24,072	24,791	25,584	26,370	(3)	(12)

Total loans — PCI	67,128	68,994	70,765	72,763	74,752	(3)	(10)
Total loans — retained	310,104	315,169	320,998	327,464	333,031	(2)	(7)
Loans held-for-sale (d)	131	221	188	154	467	(41)	(72)

Total consumer, excluding credit card loans	310,235	315,390	321,186	327,618	333,498	(2)	(7)

Credit card
Loans retained	127,041	125,523	124,791	135,524	136,436	1	(7)
Loans held-for-sale	94	—	4,012	2,152	—	NM	NM

Total credit card (b)	127,135	125,523	128,803	137,676	136,436	1	(7)

Total consumer loans (e)	437,370	440,913	449,989	465,294	469,934	(1)	(7)

Total loans	696,853	689,736	685,996	692,927	690,531	1	1

Derivative receivables	108,853	77,383	78,744	80,481	97,293	41	12
Receivables from customers and interests in purchased receivables (f)	25,719	32,678	38,230	32,932	26,025	(21)	(1)

Total credit-related assets	134,572	110,061	116,974	113,413	123,318	22	9
Wholesale lending-related commitments	379,682	365,689	355,561	346,079	338,612	4	12

Total	$1,211,107	$1,165,486	$1,158,531	$1,152,419	$1,152,461	4	5

Memo: Total by category
Total wholesale exposure (g)	$773,633	$724,573	$708,542	$687,125	$682,527	7	13
Total consumer loans (h)	437,474	440,913	449,989	465,294	469,934	(1)	(7)

Total	$1,211,107	$1,165,486	$1,158,531	$1,152,419	$1,152,461	4	5

(a)	Includes IB, CB, TSS, AM and Corporate/Private Equity.

(b)	Effective January 1, 2011, the commercial card business that was previously in TSS was transferred to Card. There is no material impact on the financial data; prior-year periods were not revised.

(c)	PCI loans represent loans acquired in the Washington Mutual transaction for which a deterioration in credit quality occurred between the origination date and JPMorgan Chase’s acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the underlying loans as long as cash flows are reasonably estimable, even if the underlying loans are contractually past due.

(d)	Included prime mortgages of $131 million, $221 million, $188 million, $154 million and $428 million at September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively, and student loans of $39 million at September 30, 2010.

(e)	Includes RFS, Card and residential real estate loans reported in Corporate/Private Equity.

(f)	Receivables from customers represent primarily margin loans to prime and retail brokerage customers, which are included in accrued interest and accounts receivable on the Consolidated Balance Sheets.

(g)	Primarily represents total wholesale loans, wholesale lending-related commitments, derivative receivables and receivables from customers.

(h)	Represents total consumer loans and excludes consumer lending-related commitments.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

						September 30, 2011
						Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2011	2011	2011	2010	2010	2011	2010
NONPERFORMING ASSETS AND RATIOS
Wholesale
Loans retained	$3,011	$3,362	$4,578	$5,510	$5,231	(10)%	(42)%
Loans held-for-sale and loans at fair value	176	214	289	496	409	(18)	(57)

Total wholesale loans	3,187	3,576	4,867	6,006	5,640	(11)	(43)

Consumer, excluding credit card
Home equity	1,290	1,308	1,263	1,263	1,251	(1)	3
Prime mortgage, including option ARMs	3,656	4,024	4,166	4,320	4,857	(9)	(25)
Subprime mortgage	1,932	2,058	2,106	2,210	2,649	(6)	(27)
Auto	114	111	120	141	145	3	(21)
Business banking	756	770	810	832	895	(2)	(16)
Student and other	68	79	107	67	64	(14)	6

Total consumer, excluding credit card	7,816	8,350	8,572	8,833	9,861	(6)	(21)

Total credit card	2	2	2	2	2	—	—

Total consumer nonaccrual loans (a)(b)	7,818	8,352	8,574	8,835	9,863	(6)	(21)

Total nonaccrual loans	11,005	11,928	13,441	14,841	15,503	(8)	(29)

Derivative receivables	11	22	21	34	255	(50)	(96)
Assets acquired in loan satisfactions	1,178	1,290	1,524	1,682	1,898	(9)	(38)

Total nonperforming assets (a)	12,194	13,240	14,986	16,557	17,656	(8)	(31)
Wholesale lending-related commitments (c)	705	793	895	1,005	1,344	(11)	(48)

Total (a)	$12,899	$14,033	$15,881	$17,562	$19,000	(8)	(32)

Total nonaccrual loans to total loans	1.58%	1.73%	1.96%	2.14%	2.25%
Total wholesale nonaccrual loans to total wholesale loans	1.23	1.44	2.06	2.64	2.56
Total consumer, excluding credit card nonaccrual loans to total consumer, excluding credit card loans	2.52	2.65	2.67	2.70	2.96
NONPERFORMING ASSETS BY LOB
Investment Bank	$1,508	$1,788	$2,741	$3,770	$2,789	(16)	(46)
Retail Financial Services (b)	8,444	9,033	9,482	9,854	10,989	(7)	(23)
Card Services & Auto	232	233	275	269	268	—	(13)
Commercial Banking	1,611	1,831	2,134	2,197	3,227	(12)	(50)
Treasury & Securities Services	3	3	11	12	14	—	(79)
Asset Management	322	264	263	382	299	22	8
Corporate/Private Equity (d)	74	88	80	73	70	(16)	6

TOTAL	$12,194	$13,240	$14,986	$16,557	$17,656	(8)	(31)

(a)	At September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $9.5 billion, $9.1 billion, $8.8 billion, $9.4 billion and $9.2 billion, respectively, that are 90 or more days past due; (2) real estate owned insured by U.S. government agencies of $2.4 billion, $2.4 billion, $2.3 billion, $1.9 billion and $1.7 billion, respectively; and (3) student loans insured by U.S. government agencies under the FFELP of $567 million, $558 million, $615 million, $625 million and $572 million, respectively, that are 90 or more days past due. These amounts are excluded as reimbursement of insured amounts is proceeding normally. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.

(b)	Excludes PCI loans acquired as part of the Washington Mutual transaction, which are accounted for on a pool basis. Since each pool is accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows, the past-due status of the pools, or that of the individual loans within the pools, is not meaningful. Because the Firm is recognizing interest income on each pool of loans, they are all considered to be performing. Also excludes loans held-for-sale and loans at fair value.

(c)	The amounts in nonperforming represent unfunded commitments that are risk rated as nonaccrual.

(d)	Predominantly relates to retained prime mortgage loans.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10		3Q10	2Q11	3Q10	2011	2010	2010
GROSS CHARGE-OFFS
Wholesale loans	$98	$134	$253	$414		$297	(27)%	(67)%	$485	$1,575	(69)%
Consumer loans, excluding credit card	1,292	1,357	1,460	2,277		1,677	(5)	(23)	4,109	6,106	(33)
Credit card loans	1,765	2,131	2,631	2,980		3,485	(17)	(49)	6,527	12,430	(47)

Total loans	$3,155	$3,622	$4,344	$5,671		$5,459	(13)	(42)	$11,121	$20,111	(45)

GROSS RECOVERIES
Wholesale loans	$249	$54	$88	$143		$31	361	NM	$391	$119	229
Consumer loans, excluding credit card	133	144	131	115		131	(8)	2	408	359	14
Credit card loans	266	321	405	309		352	(17)	(24)	992	1,064	(7)

Total loans	$648	$519	$624	$567		$514	25	26	$1,791	$1,542	16

NET CHARGE-OFFS/(RECOVERIES)
Wholesale loans	$(151)	$80	$165	$271		$266	NM	NM	$94	$1,456	(94)
Consumer loans, excluding credit card	1,159	1,213	1,329	2,162	(b)	1,546	(4)	(25)	3,701	5,747	(36)
Credit card loans	1,499	1,810	2,226	2,671		3,133	(17)	(52)	5,535	11,366	(51)

Total loans	$2,507	$3,103	$3,720	$5,104	(b)	$4,945	(19)	(49)	$9,330	$18,569	(50)

NET CHARGE-OFF RATES
Wholesale retained loans	(0.24)%	0.14%	0.30%	0.49%		0.49%			0.05%	0.92%
Consumer retained loans, excluding credit card	1.47	1.53	1.66	2.60	(b)	1.83			1.56	2.24
Credit card retained loans	4.70	5.82	6.97	7.85		8.87			5.83	10.31
Total retained loans	1.44	1.83	2.22	2.95	(b)	2.84			1.83	3.53
Consumer retained loans, excluding credit card and
PCI loans (a)	1.88	1.96	2.14	3.34	(b)	2.36			1.99	2.89
Consumer retained loans, excluding PCI loans (a)	2.84	3.25	3.77	4.89		4.64			3.29	5.54
Total retained loans, excluding PCI loans (a)	1.60	2.04	2.48	3.31	(b)	3.19			2.03	3.98

Memo: Average Retained Loans
Wholesale loans	$250,145	$237,511	$226,544	$219,750		$213,979	5	17	$238,153	$211,540	13
Consumer retained loans, excluding credit card	312,341	317,862	323,961	330,524		336,078	(2)	(7)	318,012	343,639	(7)
Credit card retained loans	126,535	124,762	129,535	134,999		140,059	1	(10)	126,933	147,326	(14)

Total average retained loans	$689,021	$680,135	$680,040	$685,273		$690,116	1	—	$683,098	$702,505	(3)

Consumer retained loans, excluding credit card and PCI loans (a)	$244,337	$248,028	$252,403	$256,884		$260,394	(1)	(6)	$248,226	$265,678	(7)
Consumer retained loans, excluding PCI loans (a)	370,872	372,790	381,938	391,883		400,453	(1)	(7)	375,159	413,004	(9)
Total retained loans, excluding PCI loans (a)	620,974	610,246	608,432	611,572		614,346	2	1	613,263	624,442	(2)

(a)	Charge-offs are not recorded on PCI loans until actual losses exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. To date, no charge-offs have been recorded for these loans.

(b)	Net charge-offs and net charge-off rates for the fourth quarter of 2010 include the effect of $632 million of charge-offs related to an adjustment of the estimated net realizable value of the collateral underlying delinquent residential home loans. Excluding this adjustment, net charge-offs for the fourth quarter of 2010 were $1.5 billion for total consumer, excluding credit card loans, and $4.5 billion for total loans. Net charge-off rates excluding this adjustment were 1.84% for total consumer, excluding credit card, 2.59% for total retained loans, 2.36% for total consumer, excluding credit card and PCI loans, and 2.90% for total retained loans, excluding PCI loans.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$28,520	$29,750	$32,266	$34,161	$35,836	(4)%	(20)%	$32,266	$31,602	2%
Cumulative effect of change in accounting principles (a)	—	—	—	—	—	—	—	—	7,494	NM
Net charge-offs	2,507	3,103	3,720	5,104	4,945	(19)	(49)	9,330	18,569	(50)
Provision for loan losses	2,351	1,872	1,196	3,207	3,244	26	(28)	5,419	13,615	(60)
Other	(14)	1	8	2	26	NM	NM	(5)	19	NM

Ending balance	$28,350	$28,520	$29,750	$32,266	$34,161	(1)	(17)	$28,350	$34,161	(17)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$626	$688	$717	$873	$912	(9)	(31)	$717	$939	(24)
Cumulative effect of change in accounting principles (a)	—	—	—	—	—	—	—	—	(18)	NM
Provision for lending-related commitments	60	(62)	(27)	(164)	(21)	NM	NM	(29)	(19)	(53)
Other	—	—	(2)	8	(18)	—	NM	(2)	(29)	93

Ending balance	$686	$626	$688	$717	$873	10	(21)	$686	$873	(21)

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank (a)	$1,337	$1,178	$1,330	$1,863	$1,976	13	(32)
Retail Financial Services (a)	15,479	15,479	15,554	15,554	15,106	—	2
Card Services & Auto (a)	8,537	8,921	9,940	11,933	14,077	(4)	(39)
Commercial Banking	2,671	2,614	2,577	2,552	2,661	2	—
Treasury & Securities Services	49	74	69	65	54	(34)	(9)
Asset Management	240	222	257	267	257	8	(7)
Corporate/Private Equity	37	32	23	32	30	16	23

Total	$28,350	$28,520	$29,750	$32,266	$34,161	(1)	(17)

(a)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Upon the adoption of the guidance, the Firm consolidated its Firm-sponsored credit card securitization trusts, its Firm-administered multi-seller conduits and certain other consumer loan securitization entities, primarily mortgage-related. As a result of the consolidation, $7.5 billion of allowance for loan losses were recorded on balance sheet with the consolidation of these entities.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS
						3Q11 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset-specific	$670	$749	$1,030	$1,574	$1,246	(11)%	(46)%
Formula-based	3,632	3,342	3,204	3,187	3,717	9	(2)

Total wholesale	4,302	4,091	4,234	4,761	4,963	5	(13)

Consumer, excluding credit card
Asset-specific (a)	1,016	1,049	1,067	1,075	1,088	(3)	(7)
Formula-based	10,563	10,397	10,467	10,455	12,270	2	(14)
PCI	4,941	4,941	4,941	4,941	2,811	—	76

Total consumer, excluding credit card	16,520	16,387	16,475	16,471	16,169	1	2

Credit card
Asset-specific (b)	3,052	3,451	3,819	4,069	4,573	(12)	(33)
Formula-based (b)	4,476	4,591	5,222	6,965	8,456	(3)	(47)

Total credit card	7,528	8,042	9,041	11,034	13,029	(6)	(42)

Total consumer	24,048	24,429	25,516	27,505	29,198	(2)	(18)

Total allowance for loan losses	28,350	28,520	29,750	32,266	34,161	(1)	(17)
Allowance for lending-related commitments	686	626	688	717	873	10	(21)

Total allowance for credit losses	$29,036	$29,146	$30,438	$32,983	$35,034	—	(17)

CREDIT RATIOS
Wholesale allowance to total wholesale retained loans	1.68%	1.68%	1.84%	2.14%	2.28%
Consumer, excluding credit card allowance, to total consumer, excluding credit card retained loans	5.33	5.20	5.13	5.03	4.86
Credit card allowance to total credit card retained loans	5.93	6.41	7.24	8.14	9.55
Allowance to total retained loans	4.09	4.16	4.40	4.71	4.97
Consumer, excluding credit card allowance, to consumer, excluding credit card retained nonaccrual loans (c)	211	196	192	186	164
Allowance, excluding credit card allowance, to retained non- accrual loans, excluding credit card nonaccrual loans (c)	192	175	157	148	140
Allowance to total retained nonaccrual loans	262	243	226	225	226

CREDIT RATIOS, excluding PCI loans (d)
Consumer, excluding credit card allowance, to total consumer, excluding credit card retained loans	4.77	4.65	4.61	4.53	5.17
Allowance to total retained loans	3.74	3.83	4.10	4.46	5.12
Consumer, excluding credit card allowance, to consumer, excluding credit card retained nonaccrual loans (c)	148	137	135	131	135
Allowance, excluding credit card allowance, to retained non- accrual loans, excluding credit card nonaccrual loans (c)	147	133	120	114	121
Allowance to total retained nonaccrual loans	216	201	189	190	208

(a)	The asset-specific consumer, excluding credit card allowance for loan losses, includes troubled debt restructuring reserves of $930 million, $962 million, $970 million, $985 million and $980 million at September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively.

(b)	At December 31, 2010, the Firm’s allowance for loan losses on all impaired credit card loans was reclassified to the asset-specific allowance. This reclassification had no incremental impact on the Firm’s allowance for loan losses. Prior periods have been revised to reflect the current presentation.

(c)	The Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Under guidance issued by the FFIEC, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.

(d)	Excludes the impact of PCI loans that were acquired as part of the Washington Mutual transaction.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED PROVISION FOR CREDIT LOSSES
(in millions)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
BY LINE OF BUSINESS
Provision for loan losses
Investment Bank	$(7)	$(142)	$(409)	$(140)	$(158)	95%	96%	$(558)	$(1,053)	47%
Retail Financial Services	1,027	994	1,199	2,418	1,397	3	(26)	3,220	6,501	(50)
Card Services & Auto	1,264	944	353	710	1,787	34	(29)	2,561	7,866	(67)
Commercial Banking	73	73	51	184	192	—	(62)	197	253	(22)
Treasury & Securities Services	(25)	5	7	11	6	NM	NM	(13)	(33)	61
Asset Management	26	7	5	22	23	271	13	38	69	(45)
Corporate/Private Equity	(7)	(9)	(10)	2	(3)	22	(133)	(26)	12	NM

Total provision for loan losses	$2,351	$1,872	$1,196	$3,207	$3,244	26	(28)	$5,419	$13,615	(60)

Provision for lending-related commitments
Investment Bank	$61	$(41)	$(20)	$(131)	$16	NM	281	$—	$124	NM
Retail Financial Services	—	—	—	—	—	—	—	—	—	—
Card Services & Auto	—	—	—	(1)	(3)	—	NM	—	(5)	NM
Commercial Banking	(6)	(19)	(4)	(32)	(26)	68	77	(29)	(108)	73
Treasury & Securities Services	5	(7)	(3)	(1)	(8)	NM	NM	(5)	(24)	79
Asset Management	—	5	—	1	—	NM	—	5	(6)	NM
Corporate/Private Equity	—	—	—	—	—	—	—	—	—	—

Total provision for lending-related commitments	$60	$(62)	$(27)	$(164)	$(21)	NM	NM	$(29)	$(19)	(53)

Provision for credit losses
Investment Bank	$54	$(183)	$(429)	$(271)	$(142)	NM	NM	$(558)	$(929)	40
Retail Financial Services	1,027	994	1,199	2,418	1,397	3	(26)	3,220	6,501	(50)
Card Services & Auto	1,264	944	353	709	1,784	34	(29)	2,561	7,861	(67)
Commercial Banking	67	54	47	152	166	24	(60)	168	145	16
Treasury & Securities Services	(20)	(2)	4	10	(2)	NM	NM	(18)	(57)	68
Asset Management	26	12	5	23	23	117	13	43	63	(32)
Corporate/Private Equity	(7)	(9)	(10)	2	(3)	22	(133)	(26)	12	NM

Total provision for credit losses	$2,411	$1,810	$1,169	$3,043	$3,223	33	(25)	$5,390	$13,596	(60)

BY PORTFOLIO SEGMENT
Provision for loan losses
Wholesale	$67	$(55)	$(359)	$77	$62	NM	8	$(347)	$(750)	54
Consumer, excluding credit card	1,285	1,117	1,329	2,459	1,549	15	(17)	3,731	6,999	(47)
Credit card	999	810	226	671	1,633	23	(39)	2,035	7,366	(72)

Total provision for loan losses	$2,351	$1,872	$1,196	$3,207	$3,244	26	(28)	$5,419	$13,615	(60)

Provision for lending-related commitments
Wholesale	$60	$(62)	$(27)	$(163)	$(18)	NM	NM	$(29)	$(14)	(107)
Consumer, excluding credit card	—	—	—	(1)	(3)	—	NM	—	(5)	NM
Credit card	—	—	—	—	—	—	—	—	—	—

Total provision for lending-related commitments	$60	$(62)	$(27)	$(164)	$(21)	NM	NM	$(29)	$(19)	(53)

Provision for credit losses
Wholesale	$127	$(117)	$(386)	$(86)	$44	NM	189	$(376)	$(764)	51
Consumer, excluding credit card	1,285	1,117	1,329	2,458	1,546	15	(17)	3,731	6,994	(47)
Credit card	999	810	226	671	1,633	23	(39)	2,035	7,366	(72)

Total provision for credit losses	$2,411	$1,810	$1,169	$3,043	$3,223	33	(25)	$5,390	$13,596	(60)

JPMORGAN CHASE & CO. MARKET RISK-RELATED INFORMATION (in millions)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
95% CONFIDENCE LEVEL- AVERAGE IB TRADING VAR, CREDIT PORTFOLIO VAR AND OTHER VAR
IB VaR by risk type:
Fixed income	$48	$45	$49	$53	$72	7%	(33)%	$47	$68	(31)%
Foreign exchange	10	9	11	10	9	11	11	10	11	(9)
Equities	19	25	29	23	21	(24)	(10)	24	22	9
Commodities and other	15	16	13	14	13	(6)	15	15	16	(6)
Diversification benefit to IB trading VaR (a)	(39)	(37)	(38)	(38)	(38)	(5)	(3)	(38)	(43)	12

IB trading VaR (b)	53	58	64	62	77	(9)	(31)	58	74	(22)

Credit portfolio VaR (c)	38	27	26	26	30	41	27	30	25	20
Diversification benefit to IB trading and credit portfolio VaR (a)	(21)	(8)	(7)	(10)	(8)	(163)	(163)	(11)	(9)	(22)

Total IB trading and credit portfolio VaR	70	77	83	78	99	(9)	(29)	77	90	(14)

Mortgage Production and Servicing VaR (d)	40	20	16	17	24	100	67	25	24	4
Chief Investment Office VaR (e)	48	51	60	49	53	(6)	(9)	53	65	(18)
Diversification benefit to total other VaR (a)	(15)	(10)	(14)	(10)	(15)	(50)	—	(13)	(14)	7

Total other VaR	73	61	62	56	62	20	18	65	75	(13)

Diversification benefit to total IB and other VaR (a)	(35)	(44)	(57)	(39)	(52)	20	33	(45)	(66)	32

Total IB and other VaR (f)	$108	$94	$88	$95	$109	15	(1)	$97	$99	(2)

(a)	Average VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is therefore usually less than the sum of the risks of the positions themselves.

(b)	IB trading VaR includes substantially all trading activities in IB, including the credit spread sensitivity of certain mortgage products and syndicated lending facilities that the Firm intends to distribute; however, particular risk parameters of certain products are not fully captured, for example, correlation risk. IB trading VaR does not include the DVA taken on derivative and structured liabilities to reflect the credit quality of the Firm.

(c)	Credit portfolio VaR includes the derivative CVA, hedges of the CVA and MTM hedges of the retained loan portfolio, which are all reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not MTM.

(d)	Mortgage Production and Servicing VaR includes the Firm’s mortgage pipeline and warehouse, MSR and all related hedges.

(e)	CIO VaR includes positions, primarily in debt securities and credit products, used to manage structural risk and other risks, including interest rate, credit and mortgage risks arising from the Firm’s ongoing business activities.

(f)	Total IB and other VaR excludes the retained credit portfolio, which is not marked to market (but it does include hedges of those positions), and certain nontrading activity, such as principal investing (e.g., mezzanine financing, tax-oriented investments, etc.), and certain securities and investments held by Corporate/Private Equity, including private equity investments, capital management positions and longer-term corporate investments managed by the CIO.

JPMORGAN CHASE & CO. CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS (in millions, except ratio data)

							September 30, 2011
							Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30		Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30			2011 Change
	2011		2011	2011	2010	2010	2011	2010	2011	2010	2010
CAPITAL
Tier 1 capital	$147,823	(e)	$148,880	$147,234	$142,450	$139,381	(1)%	6%
Total capital	186,547	(e)	187,899	186,417	182,216	180,740	(1)	3
Tier 1 common capital (a)	120,234	(e)	121,209	119,598	114,763	110,842	(1)	8
Risk-weighted assets	1,220,554	(e)	1,198,711	1,192,536	1,174,978	1,170,158	2	4
Adjusted average assets (b)	2,168,678	(e)	2,129,510	2,041,153	2,024,515	1,975,479	2	10
Tier 1 capital ratio	12.1	(e)%	12.4%	12.3%	12.1%	11.9%
Total capital ratio	15.3	(e)	15.7	15.6	15.5	15.4
Tier 1 common capital ratio (a)	9.9	(e)	10.1	10.0	9.8	9.5
Tier 1 leverage ratio	6.8	(e)	7.0	7.2	7.0	7.1

TANGIBLE COMMON EQUITY (period-end) (c)
Common stockholders’ equity	$174,487		$175,079	$172,798	$168,306	$166,030	—	5
Less: Goodwill	48,180		48,882	48,856	48,854	48,736	(1)	(1)
Less: Other intangible assets	3,396		3,679	3,857	4,039	3,982	(8)	(15)
Add: Deferred tax liabilities (d)	2,645		2,632	2,603	2,586	2,656	—	—

Total tangible common equity	$125,556		$125,150	$122,688	$117,999	$115,968	—	8

TANGIBLE COMMON EQUITY (average) (c)
Common stockholders’ equity	$174,454		$174,077	$169,415	$166,812	$163,962	—	6	$172,667	$159,737	8%
Less: Goodwill	48,631		48,834	48,846	48,831	48,745	—	—	48,770	48,546	—
Less: Other intangible assets	3,545		3,738	3,928	4,054	4,094	(5)	(13)	3,736	4,221	(11)
Add: Deferred tax liabilities (d)	2,639		2,618	2,595	2,621	2,620	1	1	2,617	2,575	2

Total tangible common equity	$124,917		$124,123	$119,236	$116,548	$113,743	1	10	$122,778	$109,545	12

INTANGIBLE ASSETS (period-end)
Goodwill	$48,180		$48,882	$48,856	$48,854	$48,736	(1)	(1)
Mortgage servicing rights	7,833		12,243	13,093	13,649	10,305	(36)	(24)
Purchased credit card relationships	668		744	820	897	974	(10)	(31)
All other intangibles	2,728		2,935	3,037	3,142	3,008	(7)	(9)

Total intangibles	$59,409		$64,804	$65,806	$66,542	$63,023	(8)	(6)

DEPOSITS (period-end)
U.S. offices:
Noninterest-bearing	$323,058		$287,654	$244,136	$228,555	$219,302	12	47
Interest-bearing	484,640		469,618	468,654	455,237	435,405	3	11
Non-U.S. offices:
Noninterest-bearing	14,724		13,422	11,644	10,917	10,646	10	38
Interest-bearing	270,286		277,991	271,395	235,660	237,785	(3)	14

Total deposits	$1,092,708		$1,048,685	$995,829	$930,369	$903,138	4	21

(a)	The Firm uses Tier 1 common capital along with the other capital measures to assess and monitor its capital position. The Tier 1 common capital ratio, a non-GAAP financial measure, is Tier 1 common capital divided by risk-weighted assets. For further discussion of Tier 1 common capital ratio, see page 44.

(b)	Adjusted average assets, for purposes of calculating the leverage ratio, include total quarterly average assets adjusted for unrealized gains/(losses) on securities, less deductions for disallowed goodwill and other intangible assets, investments in certain subsidiaries, and the total adjusted carrying value of nonfinancial equity investments that are subject to deductions from Tier 1 capital.

(c)	ROTCE, a non-GAAP financial ratio, measures the Firm’s earnings as a percentage of tangible common equity. In management’s view, these measures are meaningful to the Firm, as well as analysts and investors in assessing the Firm’s use of equity and in facilitating comparisons with competitors. For further discussion, see page 44.

(d)	Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(e)	Estimated.

JPMORGAN CHASE & CO. MORTGAGE LOAN REPURCHASE LIABILITY (in millions)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q11 Change				2011 Change
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10	2011	2010	2010
MORTGAGE LOAN REPURCHASE LIABILITY (a)
Summary of changes in mortgage repurchase liability:
Repurchase liability at beginning of period	$3,631	$3,474	$3,285	$3,307	$2,332	5%	56%	$3,285	$1,705	93%
Realized losses (b)	(329)	(241)	(231)	(371)	(489)	(37)	33	(801)	(1,052)	24
Provision for repurchase losses	314	398	420	349	1,464	(21)	(79)	1,132	2,654	(57)

Repurchase liability at end of period	$3,616	$3,631	$3,474	$3,285	$3,307	—	9	$3,616	$3,307	9

Outstanding repurchase demands and unresolved mortgage insurance rescission notices by counterparty type: (c)(d)
GSEs and other	$2,133	$1,826	$1,321	$1,251	$1,333	17	60	$2,133	$1,333	60
Mortgage insurers	1,112	1,093	1,240	1,121	1,007	2	10	1,112	1,007	10
Overlapping population (e)	(155)	(145)	(127)	(104)	(109)	(7)	(42)	(155)	(109)	(42)

Total	$3,090	$2,774	$2,434	$2,268	$2,231	11	39	$3,090	$2,231	39

Quarterly mortgage repurchase demands received by loan origination vintage: (c)(d)
Pre-2005	$34	$32	$15	$39	$31	6	10	$81	$85	(5)
2005	200	57	45	73	67	251	199	302	218	39
2006	232	363	158	198	213	(36)	9	753	752	—
2007	602	510	381	539	537	18	12	1,493	1,506	(1)
2008	323	301	249	254	191	7	69	873	475	84
Post-2008	153	89	94	65	46	72	233	336	119	182

Total	$1,544	$1,352	$942	$1,168	$1,085	14	42	$3,838	$3,155	22

(a)	For further details regarding the Firm’s mortgage repurchase liability, see Mortgage repurchase liability on pages 53-56 and Note 21, on pages 167-170, of JPMorgan Chase’s second quarter Form 10-Q.

(b)	Includes principal losses and accrued interest on repurchased loans, “make-whole” settlements, settlements with claimants, and certain related expense. Make-whole settlements were $162 million, $126 million, $115 million, $152 million and $225 million for the three months ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively, and $403 million and $480 million for the nine months ended September 30, 2011 and 2010, respectively.

(c)	In the second quarter of 2011, prior periods were revised to include repurchase demands and mortgage insurance rescission notices related to certain loans sold or deposited into private-label securitizations. The Firm’s outstanding repurchase demands are predominantly from the GSEs.

(d)	Excludes amounts related to Washington Mutual.

(e)	Because the GSEs may make repurchase demands based on mortgage insurance rescission notices that remain unresolved, certain loans may be subject to both an unresolved mortgage insurance rescission notice and an unresolved repurchase demand.

JPMORGAN CHASE & CO. PER SHARE-RELATED INFORMATION (in millions, except per share and ratio data)

	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q11 Change					2011 Change
	3Q11		2Q11	1Q11		4Q10	3Q10	2Q11	3Q10	2011		2010	2010
EARNINGS PER SHARE DATA
Basic earnings per share:
Net income	$4,262		$5,431	$5,555		$4,831	$4,418	(22)%	(4)%	$15,248		$12,539	22%
Less: Preferred stock dividends	157		158	157		157	160	(1)	(2)	472		485	(3)

Net income applicable to common equity	4,105		5,273	5,398		4,674	4,258	(22)	(4)	14,776		12,054	23
Less: Dividends and undistributed earnings allocated to participating securities	169		206	262		262	239	(18)	(29)	635		701	(9)

Net income applicable to common stockholders	$3,936		$5,067	$5,136		$4,412	$4,019	(22)	(2)	$14,141		$11,353	25

Total weighted-average basic shares outstanding	3,859.6		3,958.4	3,981.6		3,917.0	3,954.3	(2)	(2)	3,933.2		3,969.4	(1)

Net income per share	$1.02		$1.28	$1.29		$1.13	$1.02	(20)	—	$3.60		$2.86	26

Diluted earnings per share:
Net income applicable to common stockholders	$3,936		$5,067	$5,136		$4,412	$4,019	(22)	(2)	$14,141		$11,353	25

Total weighted-average basic shares outstanding	3,859.6		3,958.4	3,981.6		3,917.0	3,954.3	(2)	(2)	3,933.2		3,969.4	(1)
Add: Employee stock options, SARs and warrants (a)	12.6		24.8	32.5		18.2	17.6	(49)	(28)	23.3		21.3	9

Total weighted-average diluted shares outstanding (b)	3,872.2		3,983.2	4,014.1		3,935.2	3,971.9	(3)	(3)	3,956.5		3,990.7	(1)

Net income per share	$1.02		$1.27	$1.28		$1.12	$1.01	(20)	1	$3.57		$2.84	26

COMMON SHARES OUTSTANDING
Common shares — at period end	3,798.9		3,910.2	3,986.6		3,910.3	3,925.8	(3)	(3)	3,798.9		3,925.8	(3)
Cash dividends declared per share	$0.25		$0.25	$0.25	(f)	$0.05	$0.05	—	400	$0.75		$0.15	400
Book value per share	45.93		44.77	43.34		43.04	42.29	3	9	45.93		42.29	9
Dividend payout ratio	24%		19%	20%		4%	5%			21%		5%

SHARE PRICE (c)
High	$42.55		$47.80	$48.36		$43.12	$41.70	(11)	2	$48.36		$48.20	—
Low	28.53		39.24	42.65		36.21	35.16	(27)	(19)	28.53		35.16	(19)
Close	30.12		40.94	46.10		42.42	38.06	(26)	(21)	30.12		38.06	(21)
Market capitalization	114,422		160,083	183,783		165,875	149,418	(29)	(23)	114,422		149,418	(23)

COMMON EQUITY REPURCHASE PROGRAM (d)
Aggregate common equity repurchased	$4,424.9	(e)	$3,479.8	$95.0		$685.2	$2,178.1	27	103	$7,999.7	(e)	$2,313.4	246
Common equity repurchased	127.4	(e)	80.3	2.1		17.9	56.5	59	125	209.8	(e)	60.0	250
Average purchase price	$34.72	(e)	$43.33	$45.66		$38.37	$38.52	(20)	(10)	$38.12	(e)	$38.53	(1)

(a)	Excluded from the computation of diluted EPS (due to the antidilutive effect) were options issued under employee benefit plans and the warrants originally issued in 2008 under the U.S. Treasury’s Capital Purchase Program to purchase shares of the Firm’s common stock. The aggregate number of shares issuable upon the exercise of such options and warrants was 197 million, 53 million, 85 million, 233 million and 236 million, for the three months ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively, and 112 million and 233 million for the nine months ended September 30, 2011 and 2010, respectively.

(b)	Participating securities were included in the calculation of diluted EPS using the two-class method, as this computation was more dilutive than the calculation using the treasury stock method.

(c)	Share prices shown for JPMorgan Chase’s common stock are from the New York Stock Exchange. JPMorgan Chase’s common stock is also listed and traded on the London Stock Exchange and the Tokyo Stock Exchange.

(d)	On March 18, 2011, the Board of Directors authorized the repurchase of up to $15.0 billion of the Firm’s common equity, of which up to $8.0 billion of common equity repurchases is approved for 2011. The authorization commenced on March 22, 2011, and replaced the Firm’s previous $10.0 billion repurchase program. Management and the Board will continue to assess and make decisions regarding alternatives for deploying capital, as appropriate, over the course of the year. Any planned future dividend increases over the current level, or planned use of the equity repurchase program over the repurchases authorized for 2011, will be reviewed by the Firm with the banking regulators before taking action.

(e)	Includes impact of aggregate repurchases of 10.2 million warrants during the three months ended September 30, 2011.

(f)	On March 18, 2011, the Board of Directors increased the Firm’s quarterly common stock dividend from $0.05 to $0.25 per share.

JPMORGAN CHASE & CO. NON-GAAP FINANCIAL MEASURES
The following are several of the non-GAAP measures that the Firm uses for various reasons, including: (i) to allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources, (ii) to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies, and (iii) more generally, to provide a more meaningful measure of certain metrics that enables comparability with prior periods, as well as with competitors.
(a)	In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a FTE basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.
(b)	The ratio for the allowance for loan losses to end-of-period loans excludes the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired (“PCI”) loans; and the allowance for loan losses related to PCI loans. Additionally, Real Estate Portfolios net charge-off rates exclude the impact of PCI loans.
(c)	Tangible common equity (“TCE”), a non-GAAP financial measure, represents common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE, a non-GAAP financial ratio, measures the Firm’s earnings as a percentage of TCE. In management’s view, these measures are meaningful to the Firm, as well as analysts and investors in assessing the Firm’s use of equity, and in facilitating comparisons with competitors.
(d)	Tier 1 common capital ratio is Tier 1 common capital divided by risk-weighted assets. Tier 1 Common Capital (“Tier 1 Common”) is defined as Tier 1 capital less elements of capital not in the form of common equity – such as perpetual preferred stock, noncontrolling interests in subsidiaries and trust preferred capital debt securities. Tier 1 Common, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies. The Firm uses Tier 1 Common along with other capital measures to assess and monitor its capital position.
(e)	TSS Firmwide revenue includes certain TSS product revenue and liability balances reported in other lines of business, mainly CB, RFS and AM, related to customers who are also customers of those lines of business.
(f)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years. This method would therefore result in an improving overhead ratio over time, all things remaining equal. The non-GAAP ratio excludes Consumer & Business Banking’s CDI amortization expense related to prior business combination transactions.
(g)	Adjusted assets, a non-GAAP financial measure, equals total assets minus: (1) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased; (2) assets of consolidated VIEs; (3) cash and securities segregated and on deposit for regulatory and other purposes; (4) goodwill and intangibles; and (5) securities received as collateral. The amount of adjusted assets is presented to assist the reader in comparing IB’s asset and capital levels with those of other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. IB believes an adjusted asset amount that excludes the assets discussed above, which were considered to have a low risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS
ACH: Automated Clearing House.
Allowance for loan losses to total loans: Represents period-end allowance for loan losses divided by retained loans.
Beneficial interests issued by consolidated VIEs: Represents the interest of third-party holders of debt/equity securities, or other obligations, issued by VIEs that JPMorgan Chase consolidates. The underlying obligations of the VIEs consist of short-term borrowings, commercial paper and long-term debt. The related assets consist of trading assets, available-for-sale securities, loans and other assets.
Contractual credit card charge-off: In accordance with the Federal Financial Institutions Examination Council policy, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specific event (e.g., bankruptcy of the borrower), whichever is earlier.
Corporate/Private Equity: Includes Private Equity, Treasury and Chief Investment Office, and Corporate Other, which includes other centrally managed expense and discontinued operations.
Global Corporate Bank: TSS and IB formed a joint venture to create the Firm’s Global Corporate Bank. With a team of bankers, the Global Corporate Bank serves multinational clients by providing them access to TSS products and services and certain IB products, including derivatives, foreign exchange and debt. The cost of this effort and the credit that the Firm extends to these clients is shared between TSS and IB.
Interests in purchased receivables: Represents an ownership interest in cash flows of an underlying pool of receivables transferred by a third-party seller into a bankruptcy-remote entity, generally a trust.
Managed basis: A non-GAAP presentation of financial results that includes reclassifications to present revenue on a fully taxable-equivalent basis. Management uses this non-GAAP financial measure at the segment level, because it believes this provides information to enable investors to understand the underlying operational performance and trends of the particular business segment and facilitates a comparison of the business segment with the performance of competitors.
Mark-to-market exposure: A measure, at a point in time, of the value of a derivative or foreign exchange contract in the open market. When the MTM value is positive, it indicates the counterparty owes JPMorgan Chase and, therefore, creates credit risk for the Firm. When the MTM value is negative, JPMorgan Chase owes the counterparty; in this situation, the Firm has liquidity risk.
MSR risk management revenue: Includes changes in the fair value of the MSR asset due to market-based inputs, such as interest rates and volatility, as well as updates to assumptions used in the MSR valuation model; and derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in the market-based inputs to the MSR valuation model.
NA: Data is not applicable or available for the period presented.
Net charge-off rate: Represents net charge-offs (annualized) divided by average retained loans for the reporting period.
Net yield on interest-earning assets: The average rate for interest-earning assets less the average rate paid for all sources of funds.
NM: Not meaningful.
Overhead ratio: Noninterest expense as a percentage of total net revenue.
Participating securities: Represents unvested stock-based compensation awards containing nonforfeitable rights to dividends or dividend equivalents (collectively, “dividends”), which are included in the earnings per share calculation using the two-class method. JPMorgan Chase grants restricted stock and RSUs to certain employees under its stock-based compensation programs, which entitle the recipients to receive nonforfeitable dividends during the vesting period on a basis equivalent to the dividends paid to holders of common stock. These unvested awards meet the definition of participating securities. Under the two-class method, all earnings (distributed and undistributed) are allocated to each class of common stock and participating securities, based on their respective rights to receive dividends.
Pre-provision profit: Pre-provision profit is total net revenue less noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS
Pretax margin: Represents income before income tax expense divided by total net revenue, which is, in management’s view, a comprehensive measure of pretax performance derived by measuring earnings after all costs are taken into consideration. It is, therefore, another basis that management uses to evaluate the performance of TSS and AM against the performance of their respective competitors.
Principal transactions: Realized and unrealized gains and losses from trading activities (including physical commodities inventories that are accounted for at the lower of cost or fair value) and changes in fair value associated with financial instruments held predominantly by IB for which the fair value option was elected. Principal transactions revenue also includes private equity gains and losses.
Purchased credit-impaired (“PCI”) loans: Acquired loans deemed to be credit-impaired under the Financial Accounting Standards Board guidance for PCI loans. The guidance allows purchasers to aggregate credit-impaired loans acquired in the same fiscal quarter into one or more pools, provided that the loans have common risk characteristics (e.g., FICO score, geographic location). A pool is then accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows. Wholesale loans are determined to be credit-impaired if they meet the definition of an impaired loan under U.S. GAAP at the acquisition date. Consumer loans are determined to be credit-impaired based on specific risk characteristics of the loan, including product type, LTV ratios, FICO scores, and past due status.
Receivables from customers: Primarily represents margin loans to prime and retail brokerage customers which are included in accrued interest and accounts receivable on the Consolidated Balance Sheets for the wholesale lines of business.
Reported basis: Financial statements prepared under U.S. GAAP, which excludes the impact of taxable-equivalent adjustments.
Retained loans: Loans that are held-for-investment excluding loans held-for-sale and loans at fair value.
Risk-weighted assets (“RWA”): Risk-weighted assets consist of on- and off-balance sheet assets that are assigned to one of several broad risk categories and weighted by factors representing their risk and potential for default. On-balance sheet assets are risk-weighted based on the perceived credit risk associated with the obligor or counterparty, the nature of any collateral, and the guarantor, if any. Off-balance sheet assets such as lending-related commitments, guarantees, derivatives and other applicable off-balance sheet positions are risk-weighted by multiplying the contractual amount by the appropriate credit conversion factor to determine the on-balance sheet credit equivalent amount, which is then risk-weighted based on the same factors used for on-balance sheet assets. Risk-weighted assets also incorporate a measure for the market risk related to applicable trading assets-debt and equity instruments, and foreign exchange and commodity derivatives. The resulting risk-weighted values for each of the risk categories are then aggregated to determine total risk-weighted assets.
Taxable-equivalent basis: Total net revenue for each of the business segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to fully taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense.
Troubled debt restructuring (“TDR”): Occurs when the Firm modifies the original terms of a loan agreement by granting a concession to a borrower that is experiencing financial difficulty.
U.S. GAAP: Accounting principles generally accepted in the United States of America.
Value-at-risk (“VaR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.
Washington Mutual transaction: On September 25, 2008, JPMorgan Chase acquired the banking operations of Washington Mutual Bank (“Washington Mutual”) from the FDIC. For additional information, see Note 2 on pages 166-170 of JPMorgan Chase’s 2010 Annual Report.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS
INVESTMENT BANK (IB)
IB’s revenue comprises the following:
Investment banking fees include advisory, equity underwriting, bond underwriting and loan syndication fees.
Fixed income markets primarily include revenue related to market-making across global fixed income markets, including foreign exchange, interest rate, credit and commodities markets.
Equities markets primarily include revenue related to market-making across global equity products, including cash instruments, derivatives, convertibles and Prime Services.
Credit portfolio revenue includes net interest income, fees and loan sale activity, as well as gains or losses on securities received as part of a loan restructuring, for IB’s credit portfolio. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities.
RETAIL FINANCIAL SERVICES (RFS)
Description of selected business metrics within Consumer & Business Banking:
Client investment managed accounts – Assets actively managed by Chase Wealth Management on behalf of clients. The percentage of managed accounts is calculated by dividing managed account assets by total client investment assets.
Active mobile customers – Retail banking users of all mobile platforms, which include: SMS text, Mobile Browser, iPhone, iPad and Android, who have been active in the past 90 days.
Personal bankers – Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.
Sales specialists – Retail branch office personnel who specialize in the marketing of a single product, including mortgages, investments, and business banking, by partnering with the personal bankers.
Mortgage Production and Servicing revenue comprises the following:
Net production revenue includes net gains or losses on originations and sales of prime and subprime mortgage loans, other production-related fees and losses related to the repurchase of previously-sold loans.
Net mortgage servicing revenue includes the following components:
a)	Operating revenue comprises:
•	All gross income earned from servicing third-party mortgage loans, including stated service fees, excess service fees, late fees and other ancillary fees; and
•	Modeled servicing portfolio runoff (or time decay).
(see next column for continuation)
RFS (continued)
b)	Risk management comprises:
•	Changes in the fair value of the MSR asset due to market-based inputs, such as interest rates and volatility, as well as updates to assumptions used in the MSR valuation model; and
•	Derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in the market-based inputs to the MSR valuation model.
Mortgage origination channels comprise the following:
Retail – Borrowers who are buying or refinancing a home through direct contact with a mortgage banker employed by the Firm using a branch office, the Internet or by phone. Borrowers are frequently referred to a mortgage banker by a banker in a Chase branch, real estate brokers, home builders or other third parties.
Wholesale – A third-party mortgage broker refers loan applications to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for loans. The Firm exited the broker channel during 2008.
Correspondent – Banks, thrifts, other mortgage banks and other financial institutions that sell closed loans to the Firm.
Correspondent negotiated transactions (“CNTs”) – These transactions occur when mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis, and exclude purchased bulk servicing transactions. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and periods of rising interest rates.
Deposit margin: Represents deposit-related net interest income expressed as a percentage of average deposits.
CARD SERVICES & AUTO (Card)
Description of selected business metrics within Card:

Sales volume – Dollar amount of cardmember purchases, net of returns.

Open accounts – Cardmember accounts with charging privileges.

Merchant Services business – A business that processes bank card transactions for merchants.

Bank card volume – Dollar amount of transactions processed for merchants.

Total transactions – Number of transactions and authorizations processed for merchants.

Auto Origination volume – Dollar amount of loans and leases originated.
Commercial Card provides a wide range of payment services to corporate and public sector clients worldwide through the commercial card products. Services include procurement, corporate travel and entertainment, expense management services, and Business-to-Business payment solutions.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS
COMMERCIAL BANKING (CB)
CB Client Segments:
1.	Middle Market Banking covers corporate, municipal, financial institution and not-for-profit clients, with annual revenue generally ranging between $10 million and $500 million.
2.	Corporate Client Banking covers clients with annual revenue generally ranging between $500 million and $2 billion and focuses on clients that have broader investment banking needs.
3.	Commercial Term Lending primarily provides term financing to real estate investors/owners for multi-family properties as well as financing office, retail and industrial properties.
4.	Real Estate Banking provides full-service banking to investors and developers of institutional-grade real estate properties.
5.	Other primarily includes lending and investment activity within the Community Development Banking and Chase Capital segments.
CB Revenue:
1.	Lending includes a variety of financing alternatives, which are primarily provided on a basis secured by receivables, inventory, equipment, real estate or other assets. Products include term loans, revolving lines of credit, bridge financing, asset-based structures, leases, commercial card products and standby letters of credit.
2.	Treasury services includes a broad range of products and services enabling clients to transfer, invest and manage the receipt and disbursement of funds, while providing the related information reporting. These products and services include U.S. dollar and multi-currency clearing, ACH, lockbox, disbursement and reconciliation services, check deposits, other check and currency-related services, trade finance and logistics solutions, deposit products, sweeps and money market mutual funds.
3.	Investment banking products provide clients with sophisticated capital-raising alternatives, as well as balance sheet and risk management tools through loan syndications, investment-grade debt, asset-backed securities, private placements, high-yield bonds, equity underwriting, advisory, interest rate derivatives, foreign exchange hedges and securities sales.
4.	Other product revenue primarily includes tax-equivalent adjustments generated from Community Development Banking segment activity and certain income derived from principal transactions.
Description of selected business metrics within CB:
1.	Liability balances include deposits, as well as deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, federal funds purchased, time deposits and securities loaned or sold under repurchase agreements) as part of customer cash management programs.
2.	IB revenue, gross represents total revenue related to investment banking products sold to CB clients.
TREASURY & SECURITIES SERVICES (TSS)
Treasury & Securities Services firmwide metrics include certain TSS product revenue and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of Treasury Services and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management’s view, in order to understand the aggregate TSS business.
Description of a business metric within TSS:
1.	Liability balances include deposits, as well as deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, federal funds purchased, time deposits and securities loaned or sold under repurchase agreements) as part of customer cash management programs.
ASSET MANAGEMENT (AM)
Assets under management – Represent assets actively managed by AM on behalf of Private Banking, Institutional, and Retail clients. Includes “committed capital not called”, on which AM earns fees. Excludes assets managed by American Century Companies, Inc. in which the Firm sold its minority ownership interest on August 31, 2011.
Assets under supervision – Represents assets under management, as well as custody, brokerage, administration and deposit accounts.
Multi-asset – Any fund or account that allocates assets under management to more than one asset class (e.g., long-term fixed income, equity, cash, real assets, private equity or hedge funds).
Alternative assets – The following types of assets constitute alternative investments – hedge funds, currency, real estate and private equity.
AM’s client segments comprise the following:
Institutional brings comprehensive global investment services – including asset management, pension analytics, asset/liability management and active risk budgeting strategies – to corporate and public institutions, endowments, foundations, not-for-profit organizations and governments worldwide.
Retail provides worldwide investment management services and retirement planning and administration through third-party and direct distribution of a full range of investment vehicles.
Private Banking offers investment advice and wealth management services to high- and ultra-high-net-worth individuals, families, money managers, business owners and small corporations worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty-wealth advisory services.

JPMORGAN CHASE & CO. Revised Financial Disclosure
Commencing July 1, 2011, the Firm’s business segments have been reorganized as follows:
•	Auto and Student Lending transferred from the current Retail Financial Services reportable/operating segment and is now reported with Card Services & Auto in a single reportable/operating segment.

•	Retail Financial Services continues as a reportable/operating segment, organized in two components: Consumer & Business Banking (formerly Retail Banking) and Mortgage Banking (including Mortgage Production and Servicing, and Real Estate Portfolios).
All prior period disclosures were revised to conform with the current period presentation.
The chart below provides a mapping of the Firm’s prior reporting to the current presentation.